UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Michael W. Stockton

SMALLCAP World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

SMALLCAP World Fund® Annual report for the year ended September 30, 2017

We believe high-
conviction investing
and diverse
perspectives lead
to better results.

SMALLCAP World Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit americanfunds.com.

See page 5 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

5	The value of a long-term perspective

6	Summary investment portfolio

15	Financial statements

42	Board of directors and other officers

Fellow investors:

Global small-capitalization stocks underwent intense volatility during SMALLCAP World Fund’s most recent fiscal year, but the fund nonetheless posted a total return of 18.11% for the 12 months ended September 30, 2017.

By way of comparison the MSCI All Country World Small Cap Index, an unmanaged index of global small-cap equities that does not include fees or expenses, returned 19.23% over the same period, while the Lipper Global Small-/ Mid-Cap Funds Average, a measure of the fund’s peer group, gained 20.27%.

The fund’s returns included a dividend payment of 15.89 cents per share, paid out on December 21, 2016.

The fund’s managers sought to keep volatility in check during the period. Over a number of longer periods, the fund’s returns continue to surpass the indexes, as seen in the chart below.

The year in review

While global equity markets generally surged during the 12-month period, this was primarily led by large-cap indexes, consisting of highly established, global companies. Small-cap indexes around the world, however, saw more volatility. This was fueled largely by big swings in currency exchange rates as well as commodity prices, particularly energy.

Results at a glance

For periods ended September 30, 2017, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/30/90)
SMALLCAP World Fund (Class A shares)	18.11%	12.21%	5.38%	9.80%
MSCI All Country World Small Cap Index*	19.23	11.94	6.16	n/a
Lipper Global Small-/Mid-Cap Funds Average†	20.27	11.79	4.75	9.38

*	Source: MSCI. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. The market index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. Results reflect dividends net of withholding taxes. This index was not in existence when the fund’s Class A shares were first sold; therefore, lifetime results are not available.
†	Source: Thomson Reuters Lipper. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update available on our website.

SMALLCAP World Fund	1

“The primary driver of investment decisions remains our intensive, bottom-up research into individual companies.”

Likewise, most global markets weathered a number of geopolitical issues, such as political gridlock in the United States, issues around Brexit in Europe, and continued unrest in the Middle East and the Korean Peninsula. Small-cap companies, however, can be more susceptible to such changes, and these issues had a larger effect on the fund’s investment universe than the broader market.

That said, economic growth in the United States remained strong, with second-quarter gross domestic product in the United States rising 3.1%, and GDP in the euro zone rising 2.3% on an annualized basis. Emerging markets such as China saw renewed economic expansion as well.

How the fund responded

The economic and market environment remains an important consideration for the fund’s managers, but the primary driver of investment decisions remains our intensive, bottom-up research into individual companies, which has been a hallmark of the fund’s success for more than a quarter-century. The fund’s managers do not allocate based on industry or geography, but instead invest in individual companies with the potential to grow over time.

For the fund’s most recent fiscal year, holdings in consumer discretionary, health care and financials provided some of the greatest returns for the fund, surpassing the returns of the MSCI index in each instance. Two of the fund’s top health care holdings, Kite Pharma (up 221.9%) and Bluebird Bio (up 102.6%), strongly aided returns. That said, GW Pharmaceuticals (down 23.5%) and China Biologic Products Holdings Inc. (down 25.9%) had a negative impact.

The fund’s holdings in energy stocks detracted from the fund’s return, due in part to the aforementioned volatility among commodity prices. U.S. Silica fell 33.3% for the year, as an example.

Roughly 44% of the fund’s portfolio was held in U.S. equities, which were largely beneficial to the fund’s relative return. Emerging markets shares made up 19% of the portfolio’s equity position, which aided returns, as did companies domiciled

Where the fund’s assets are invested (by country of domicile)

As of September 30, 2017	Percent of net assets
■ United States	40.6%
■ Asia & Pacific Basin	21.9
■ Europe	21.9
■ Other (including Canada & Latin America)	7.1
■ Short-term securities & other assets less liabilities	8.5

As of September 30, 2016	Percent of net assets
■ United States	41.2%
■ Asia & Pacific Basin	23.4
■ Europe	21.0
■ Other (including Canada & Latin America)	6.9
■ Short-term securities & other assets less liabilities	7.5

Largest equity holdings

Percent of net assets
AAC Technologies Holdings	.8%
Bluebird Bio	.8
Kotak Mahindra Bank	.8
Molina Healthcare	.8
Qorvo	.7
Lions Gate Entertainment	.7
Domino’s Pizza	.7
Seria	.7
YOOX Net-A-Porter	.7
Essent Group	.6

2	SMALLCAP World Fund

in Canada, the Pacific Rim (aside from Japan) and a number of European shares.

The largest detractor to the fund’s relative return was its cash position, at 8.46% of the portfolio. The fund’s managers maintain a small portion of the portfolio in cash to help hedge against volatility and to take advantage of potential investment opportunities as they arise.

The road ahead

Volatility is likely to continue among small-cap stocks, but the overall economic environment remains positive. That said, double-digit returns such as these are unusual, and we do not invest with the expectation that such returns are sustainable over the long term.

The biotechnology industry could see gains over the coming year. A number of the fund’s biotech holdings are approaching important milestones in clinical trials and approvals in the next 12 months, which may help the fund. Consumers around the world remain resilient, and we continue to study spending patterns closely to stay ahead of any developing trends.

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at SMALLCAP World Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

Region	Fund	Index
■ United States	44%	49%
■ Canada	4	3
■ Europe	23	22
■ Japan	6	11
■ Asia-Pacific ex. Japan	4	4
■ Emerging markets	19	11
Total	100%	100%

Equity portion breakdown by revenue (%)

Region	Fund	Index
■ United States	46%	43%
■ Canada	3	3
■ Europe	18	19
■ Japan	7	10
■ Asia-Pacific ex. Japan	2	4
■ Emerging markets	24	21
Total	100%	100%

Compared with the MSCI ACWI Small Cap Index as a percent of net assets. Source: MSCI.

All figures include convertible securities.

SMALLCAP World Fund source: Capital Group (as of September 30, 2017).

SMALLCAP World Fund	3

“The fund has never had as many resources available to our investment professionals as we do today.”

Geopolitical issues are likely to remain a concern over the next year, though it remains to be seen how much overall impact they’ll have. Domestically, Washington remains gridlocked; while this may prevent major initiatives from being passed, this can also keep government from having negative impacts as well.

We wish to note that the fund’s guidelines for market capitalization will expand. Currently, the fund can invest in companies with overall values of up to $4 billion. This will increase to $6 billion as of December 1. The fund has not changed its focus on investing in equities in the lowest quintile of market capitalization. The simple fact of the matter is that the value of this lowest quintile has risen since the fund last revisited its guidelines in 2010.

Finally, we remain committed to continually strengthening our investment process on behalf of our shareholders. We continue to add resources to our research efforts around the globe and, as of this writing, the fund has never had as many resources available to our investment professionals as we do today. We thank you for your continued faith in our efforts, and look forward to reporting to you again in six months.

Cordially,

Jonathan Knowles

Vice Chairman of the Board

Gregory W. Wendt
President

November 10, 2017

For current information about the fund, visit americanfunds.com.

Why your annual report has a different look

You have probably noticed that this annual report doesn’t look like the glossier reports of the past. After surveying a large, representative sample of our investors, we have decided to make a few key changes to these documents and have adjusted the look and feel of our reports (e.g., paper stock and design standards) to reflect the prevailing industry norm. These changes will reduce costs and the amount of paper we consume.

You also told us that we should be considering ways to deliver the valuable perspective of our investment professionals to you digitally. We are in the process of building our digital investor education content on our website, which will provide a platform for investment professionals to communicate with investors using the channels that you access more often.

If you have not already done so, you can elect to receive your annual reports electronically. Once you do, you will receive an email notification as soon as the documents are available. To learn more, visit americanfunds.com/gopaperless.■

4	SMALLCAP World Fund

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2017, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $122,279 even after deducting the maximum 5.75% sales charge.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Because the index was not in existence when the fund’s Class A shares were first sold, cumulative returns through May 31, 1994, reflect the returns of the S&P Developed <$1.2 Billion Index. MSCI source: MSCI. S&P source: S&P Dow Jones Indices LLC.
[3]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[4]	For the period April 30, 1990, commencement of operations, through September 30, 1990.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2017)*

	1 year	5 years	10 years

Class A shares	11.32%	10.89%	4.76%

* Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 1.07% for Class A shares as of the prospectus dated December 1, 2017 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

SMALLCAP World Fund	5

Summary investment portfolio September 30, 2017

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	40.53%
Euro zone*	8.13
United Kingdom	7.87
Japan	5.67
India	5.12
Canada	3.16
Sweden	2.70
China	2.24
Taiwan	2.09
Other countries	14.03
Short-term securities & other assets less liabilities	8.46

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, Slovenia and Spain.

Common stocks 90.97%	Shares	Value (000)
Consumer discretionary 17.96%
Lions Gate Entertainment Corp., Class A1,2	4,243,393	$141,942
Lions Gate Entertainment Corp., Class B1,2	3,878,393	123,294
Domino’s Pizza, Inc.	1,255,061	249,192
Seria Co., Ltd.[1,3]	4,334,948	241,284
YOOX Net-A-Porter Group SPA[1,2,3]	6,093,000	239,133
Dollarama Inc.	2,005,000	219,389
GVC Holdings PLC[1,3]	19,240,894	211,689
Hilton Grand Vacations Inc.[2]	3,563,300	137,650
Melco International Development Ltd.[3]	43,527,000	125,896
Evolution Gaming Group AB1,3	1,943,200	124,065
Ted Baker PLC[1,3]	3,446,897	122,407
ASOS PLC[2,3]	1,491,741	119,064
TopBuild Corp.[2]	1,745,000	113,722
Other securities		4,455,096
		6,623,823

Information technology 14.16%
AAC Technologies Holdings Inc.[3]	17,190,500	290,360
Qorvo, Inc.[2]	3,884,370	274,547
Paycom Software, Inc.[1,2]	3,126,716	234,379
RingCentral, Inc., Class A2	4,979,000	207,873
Vanguard International Semiconductor Corp.[1,3]	83,546,386	144,219
WIN Semiconductors Corp.[1,3]	20,743,009	133,421
ZPG PLC[1,3]	26,498,395	128,440
Square, Inc., Class A2	4,212,830	121,372
Inphi Corp.[1,2]	2,970,199	117,887
VTech Holdings Ltd.[3]	7,858,500	114,763
Versum Materials, Inc.	2,950,690	114,546
Other securities		3,342,983
		5,224,790

Health care 13.94%
Bluebird Bio, Inc.[2]	2,106,520	289,331
Molina Healthcare, Inc.[1,2]	4,069,005	279,785
Insulet Corp.[1,2]	3,734,000	205,669
GW Pharmaceuticals PLC (ADR)[1,2]	1,891,400	191,958
Centene Corp.[2]	1,459,439	141,230
Intuitive Surgical, Inc.[2]	135,000	141,194
WuXi Biologics (Cayman) Inc.[2,3]	26,901,000	136,137

6	SMALLCAP World Fund

	Shares	Value (000)
Incyte Corp.[2]	1,088,122	$127,027
Fleury SA, ordinary nominative	12,515,000	116,451
Other securities		3,513,103
		5,141,885

Industrials 11.52%
Loomis AB, Class B3	3,698,042	146,981
Kirby Corp.[2]	2,145,000	141,463
NIBE Industrier AB, Class B3	13,234,285	133,445
MonotaRO Co., Ltd.[3]	4,374,300	117,381
Bravida Holding AB1,3	15,730,395	115,259
Other securities		3,594,754
		4,249,283

Financials 11.37%
Kotak Mahindra Bank Ltd.[3]	18,292,040	281,043
Essent Group Ltd.[1,2]	5,825,535	235,934
Bajaj Finance Ltd.[3]	6,087,160	171,881
Validus Holdings, Ltd.	3,228,000	158,850
Radian Group Inc.	7,194,161	134,459
VZ Holding AG3	390,411	124,575
SVB Financial Group[2]	652,500	122,076
MarketAxess Holdings Inc.	660,000	121,777
Texas Capital Bancshares, Inc.[2]	1,414,817	121,391
Grupo Supervielle SA, Class B (ADR)	4,912,000	121,277
First Republic Bank	1,141,825	119,275
Webster Financial Corp.	2,156,900	113,345
Other securities		2,368,202
		4,194,085

Consumer staples 5.81%
Emmi AG1,3	289,300	189,576
Raia Drogasil SA, ordinary nominative	7,527,574	178,257
Lion Corp.[3]	7,637,000	139,930
Pinnacle Foods Inc.	2,389,050	136,582
Morinaga & Co., Ltd.[3]	2,390,600	132,934
Ariake Japan Co., Ltd.[3]	1,607,000	115,642
COSMOS Pharmaceutical Corp.[3]	502,700	112,144
Other securities		1,136,645
		2,141,710

Materials 4.53%
Other securities		1,671,977

Energy 3.74%
Centennial Resource Development, Inc., Class A2,4	6,795,088	122,108
Centennial Resource Development, Inc., Class A2,3,4	550,000	9,389
Centennial Resource Development, Inc., Class A2	262,782	4,722
Other securities		1,243,483
		1,379,702

Real estate 1.47%
MGM Growth Properties LLC REIT, Class A1	4,148,087	125,314
WHA Corp. PCL[1,3]	1,145,170,900	122,347
Other securities		292,679
		540,340

Other 1.59%
Other securities		587,567

Miscellaneous 4.88%
Other common stocks in initial period of acquisition		1,801,798

Total common stocks (cost: $22,482,258,000)		33,556,960

SMALLCAP World Fund	7

Preferred securities 0.00%	Shares	Value (000)
Consumer staples 0.00%
Other securities		$135

Total preferred securities (cost: $185,000)		135

Rights & warrants 0.01%
Other 0.01%
Other securities		5,222

Total rights & warrants (cost: $927,000)		5,222

Convertible stocks 0.31%
Other 0.31%
Other securities		115,157

Total convertible stocks (cost: $108,475,000)		115,157

Bonds, notes & other debt instruments 0.25%	Principal amount (000)
Other 0.25%
Other securities		91,268

Total bonds, notes & other debt instruments (cost: $79,464,000)		91,268

Short-term securities 8.39%
Bank of Nova Scotia 1.32% due 12/5/2017[4]	$75,000	74,826
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.40% due 10/31/2017	42,800	42,807
Caisse d’Amortissement de la Dette Sociale 1.27%–1.28% due 10/2/2017–10/25/2017[4]	132,800	132,721
CPPIB Capital Inc. 1.16%–1.31% due 10/20/2017–1/2/2018[4]	128,000	127,712
Federal Home Loan Bank 1.03%–1.09% due 10/6/2017–2/2/2018	362,400	361,839
Kells Funding, LLC 1.29%–1.30% due 10/16/2017–10/23/2017[4]	148,500	148,392
KfW 1.23% due 10/12/2017[4]	114,500	114,452
Liberty Street Funding Corp. 1.25%–1.30% due 11/28/2017–12/7/2017[4]	65,000	64,843
Mitsubishi UFJ Trust and Banking Corp. 1.36% due 1/5/2018[4]	50,000	49,819
Mizuho Bank, Ltd. 1.27%–1.37% due 10/20/2017–2/16/2018[4]	252,100	251,517
Nordea Bank AB 1.25%–1.41% due 10/27/2017–4/9/2018[4]	194,800	194,198
Sumitomo Mitsui Banking Corp. 1.24%–1.30% due 11/9/2017–11/13/2017[4]	183,200	182,931
Victory Receivables Corp. 1.32%–1.34% due 12/8/2017–12/26/2017[4]	135,000	134,625
Other securities		1,214,746

Total short-term securities (cost: $3,095,433,000)		3,095,428
Total investment securities 99.93% (cost: $25,766,742,000)		36,864,170
Other assets less liabilities 0.07%		25,022

Net assets 100.00%		$36,889,192

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $4,832,000, which represented .01% of the net assets of the fund.

8	SMALLCAP World Fund

Forward currency contracts

Contract amount				Unrealized (depreciation) appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 9/30/2017 (000)
USD14,676	GBP11,375	Bank of America, N.A.	10/5/2017	$(569)
USD26,214	CAD34,000	UBS AG	10/6/2017	(1,037)
USD26,133	ZAR345,000	Barclays Bank PLC	10/18/2017	731
USD25,994	GBP19,380	Goldman Sachs	10/18/2017	9
USD48,904	JPY5,303,225	JPMorgan Chase	10/19/2017	1,727
USD6,011	JPY669,165	UBS AG	10/23/2017	56
USD98,771	GBP76,514	Citibank	10/23/2017	(3,840)
USD13,671	GBP10,590	Barclays Bank PLC	10/24/2017	(532)
USD33,179	GBP24,400	Bank of America, N.A.	11/3/2017	446
USD47,107	INR3,049,338	Citibank	11/24/2017	738
				$(2,271)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2017, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2017 (000)
Common stocks 20.96%
Consumer discretionary 5.77%
Lions Gate Entertainment Corp., Class A2	—	4,528,393	285,000	4,243,393	$(502)	$26,097	$—	$141,942
Lions Gate Entertainment Corp., Class B2	—	4,528,393	650,000	3,878,393	(991)	21,021	—	123,294
Lions Gate Entertainment Corp.[2]	7,751,786	1,305,000	9,056,786	—	—	(105,982)	—	—
Seria Co., Ltd.[3]	1,425,324	2,909,624	—	4,334,948	—	62,507	584	241,284
YOOX Net-A-Porter Group SPA[2,3]	3,627,000	2,466,000	—	6,093,000	—	60,323	—	239,133
GVC Holdings PLC[3]	19,280,894	2,560,000	2,600,000	19,240,894	7,375	26,445	10,677	211,689
Evolution Gaming Group AB3	1,943,200	—	—	1,943,200	—	60,817	936	124,065
Ted Baker PLC[3]	3,340,342	106,555	—	3,446,897	—	12,411	2,287	122,407
Beauty Community PCL[3]	217,500,000	34,500,000	43,500,000	208,500,000	8,385	33,899	1,772	100,029
Taiwan Paiho Ltd.[3]	22,578,000	—	967,000	21,611,000	1,175	21,499	2,234	99,596
Entertainment One Ltd.[3]	25,150,631	2,500,000	—	27,650,631	—	14,888	465	95,593
Sleep Country Canada Holdings Inc.	3,011,253	—	—	3,011,253	—	15,599	1,437	87,073
JINS Inc.[3]	1,608,000	—	227,000	1,381,000	2,937	20,390	455	86,505
MakeMyTrip Ltd., non-registered shares[2]	735,000	2,142,300	—	2,877,300	—	(398)	—	82,722
MakeMyTrip Ltd., non-registered shares[2,5]	—	92,000	—	92,000	—	(667)	—	2,645
zooplus AG, non-registered shares[2,3]	558,778	1,356	59,500	500,634	4,132	10,324	—	84,317
POYA International Co., Ltd.[3]	6,735,908	67,359	—	6,803,267	—	(18,922)	2,377	81,391
Strayer Education, Inc.	—	845,750	—	845,750	—	7,436	558	73,809
Tailored Brands, Inc.	—	3,741,000	—	3,741,000	—	(17,443)	1,917	54,020
Hostelworld Group PLC[3]	—	7,645,662	—	7,645,662	—	16,314	2,207	36,808
Lands’ End, Inc.[2]	1,504,000	150,000	—	1,654,000	—	(2,375)	—	21,833

SMALLCAP World Fund	9

Investments in affiliates (continued)

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2017 (000)
Talwalkars Better Value Fitness Ltd.[3]	2,389,000	—	—	2,389,000	$—	$(42)	$56	$9,906
BNN Technology PLC[2,3,6]	8,457,000	10,550,000	—	19,007,000	—	(17,868)	—	8,558
Domino’s Pizza, Inc.[7]	2,828,769	—	1,573,708	1,255,061	199,826	(94,870)	3,448	—
SeaWorld Entertainment, Inc.[7]	2,803,625	3,618,032	4,772,331	1,649,326	(14,895)	1,028	—	—
TravelCenters of America LLC[2,7]	2,023,750	—	2,023,750	—	(12,027)	4,556	—	—
Installed Building Products, Inc.[2,7]	1,704,039	—	465,539	1,238,500	14,516	24,958	—	—
Century Communities, Inc.[2,7]	1,576,000	—	665,000	911,000	2,109	500	—	—
Tele Columbus AG2,3,7	6,696,000	—	2,267,000	4,429,000	4,863	8,395	—	—
BCA Marketplace PLC[3,7]	42,870,000	—	27,077,000	15,793,000	6,418	6,526	2,133	—
Blue Nile, Inc.[2,7]	753,000	174,000	927,000	—	5,128	292	—	—
Ladbrokes Coral Group PLC[3,7,8]	55,522,600	—	26,000,000	29,522,600	(11,678)	(1,576)	1,533	—
								2,128,619

Information technology 4.13%
Paycom Software, Inc.[2]	1,199,028	1,927,688	—	3,126,716	—	78,757	—	234,379
Vanguard International Semiconductor Corp.[3]	83,546,386	—	—	83,546,386	—	(13,114)	8,222	144,219
WIN Semiconductors Corp.[3]	—	20,743,009	—	20,743,009	—	49,329	2,761	133,421
ZPG PLC[3,8]	23,652,006	2,846,389	—	26,498,395	—	15,534	1,748	128,440
Inphi Corp.[2]	2,459,199	1,349,000	838,000	2,970,199	3,495	(8,374)	—	117,887
Quotient Technology Inc.[2]	6,711,613	—	—	6,711,613	—	15,705	—	105,037
Acacia Communications, Inc.[2]	—	2,179,910	—	2,179,910	—	2,191	—	102,674
Talend SA (ADR)[2]	787,500	1,376,555	—	2,164,055	—	30,968	—	88,596
Callidus Software Inc. (USA)[2]	—	3,420,000	—	3,420,000	—	14,528	—	84,303
Globant SA2	2,717,510	34,000	782,000	1,969,510	2,198	(12,971)	—	78,918
eMemory Technology Inc.[3]	6,146,000	—	—	6,146,000	—	13,050	1,313	78,878
RIB Software SE3	2,904,993	217,733	142,553	2,980,173	(520)	25,918	495	63,225
Mitel Networks Corp.[2]	—	5,934,900	—	5,934,900	—	350	—	49,794
Douzone Bizon Co., Ltd.[3]	—	1,755,000	—	1,755,000	—	(2,534)	—	47,845
Datalex PLC[3]	—	6,106,000	—	6,106,000	—	(863)	4	26,926
MagnaChip Semiconductor Corp.[2]	2,355,000	—	—	2,355,000	—	7,089	—	26,729
GoldMoney Inc.[2]	3,531,100	—	—	3,531,100	—	1,329	—	13,414
DeNA Co., Ltd.[3,7]	8,201,010	890,000	5,638,000	3,453,010	2,587	(117,686)	1,912	—
Finisar Corp.[2,7]	5,729,000	21,000	3,672,000	2,078,000	13,387	(43,999)	—	—
NCC Group PLC[7]	14,386,000	1,598,000	15,984,000	—	(28,442)	(15,919)	303	—
Actua Corp[2,7]	2,602,000	—	2,602,000	—	3,474	(1,152)	—	—
Sonus Networks, Inc.[2,7]	2,875,200	—	1,890,244	984,956	(3,166)	66	—	—
Exa Corp.[2,7]	—	894,100	894,100	—	8,663	—	—	—
istyle Inc.[3,7]	3,832,900	308,600	895,100	3,246,400	1,099	(5,524)	14	—
ShoreTel, Inc.[2,7]	—	5,402,000	5,402,000	—	2,970	—	—	—
CardConnect Corp.[2,7]	—	1,485,800	1,485,800	—	3,715	—	—	—
								1,524,685

Health care 4.37%
Molina Healthcare, Inc.[2]	4,526,000	622,005	1,079,000	4,069,005	6,855	42,417	—	279,785
Insulet Corp.[2]	3,921,000	383,000	570,000	3,734,000	3,550	49,119	—	205,669
GW Pharmaceuticals PLC (ADR)[2]	1,976,400	40,000	125,000	1,891,400	1,356	(61,127)	—	191,958
Vitrolife AB3	1,387,559	—	23,980	1,363,579	882	24,077	408	110,898
CONMED Corp.	2,141,654	—	318,654	1,823,000	(2,790)	27,801	1,606	95,653
Glaukos Corp.[2]	1,706,070	1,033,930	—	2,740,000	—	(14,858)	—	90,420

10	SMALLCAP World Fund

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2017 (000)
Genomma Lab Internacional, SAB de CV, Series B2	67,483,000	—	—	67,483,000	$—	$16,061	$—	$86,642
iRhythm Technologies, Inc.[2]	—	1,591,200	—	1,591,200	—	36,756	—	82,551
Osstem Implant Co., Ltd.[2,3]	—	1,078,621	—	1,078,621	—	4,891	—	65,913
Flexion Therapeutics, Inc.[2]	1,723,051	814,949	—	2,538,000	—	12,295	—	61,369
Adaptimmune Therapeutics PLC (ADR)[2]	4,601,000	2,927,000	735,300	6,792,700	(9,602)	23,560	—	55,632
Natera, Inc.[2]	4,099,803	122,806	—	4,222,609	—	7,539	—	54,429
CryoLife, Inc.[2]	1,093,598	899,551	—	1,993,149	—	10,863	—	45,244
Pacific Biosciences of California, Inc.[2]	1,240,000	6,888,077	—	8,128,077	—	10,126	—	42,672
CellaVision AB, non-registered shares[3]	—	1,908,123	—	1,908,123	—	9,609	209	40,707
NuCana PLC (ADR)[2]	—	1,932,728	—	1,932,728	—	6,419	—	35,504
Virtus Health Ltd.[3]	4,603,000	620,000	—	5,223,000	—	(7,096)	959	22,875
Monash IVF Group Ltd.[3]	18,520,000	300,000	—	18,820,000	—	(15,049)	1,298	20,445
Neovasc Inc.[2]	3,474,667	2,820,000	—	6,294,667	—	4,941	—	10,645
Viralytics Ltd.[2,3]	—	14,000,000	—	14,000,000	—	(2,240)	—	8,875
Xenon Pharmaceuticals Inc.[2]	1,030,000	399,000	—	1,429,000	—	(7,109)	—	4,216
Zeltiq Aesthetics, Inc.[2,7]	3,122,044	75,956	3,198,000	—	119,609	(66,600)	—	—
Bluebird Bio, Inc.[2,7]	1,619,352	614,168	127,000	2,106,520	334	134,438	—	—
Myriad Genetics, Inc.[2,7]	3,712,256	—	3,712,256	—	(27,864)	13,900	—	—
China Biologic Products Holdings, Inc.[2,7]	1,682,523	13,400	610,423	1,085,500	(13,332)	(36,024)	—	—
Teladoc, Inc.[2,7]	3,295,269	954,012	3,424,281	825,000	65,297	2,938	—	—
								1,612,102

Industrials 1.90%
Bravida Holding AB3	11,545,792	11,629,603	7,445,000	15,730,395	—	10,303	2,071	115,259
Kratos Defense & Security Solutions, Inc.[2]	—	8,087,000	—	8,087,000	—	25,660	—	105,778
King Slide Works Co., Ltd.[3]	7,623,000	765	—	7,623,765	—	5,133	2,085	103,930
TechnoPro Holdings, Inc.[3]	2,125,000	244,000	400,000	1,969,000	2,071	15,613	1,777	93,290
Continental Building Products, Inc.[2]	3,330,700	—	—	3,330,700	—	16,687	—	86,598
XP Power Ltd.[3]	1,140,000	97,207	—	1,237,207	—	18,256	1,081	46,028
Tsubaki Nakashima Co., Ltd.[3]	—	2,118,800	—	2,118,800	—	3,329	269	44,644
R.R. Donnelley & Sons Co.	—	3,890,358	—	3,890,358	—	(7,533)	905	40,071
Barrett Business Services, Inc.	—	580,000	—	580,000	—	474	187	32,787
KEYW Holding Corp.[2]	2,836,400	—	300,000	2,536,400	(703)	(8,308)	—	19,302
J. Kumar Infraprojects Ltd.[3]	4,092,000	358,500	—	4,450,500	—	1,562	137	13,953
Takeuchi Mfg. Co., Ltd.[3,7]	802,100	1,826,858	2,114,264	514,694	2,745	1,482	234	—
								701,640

Financials 1.27%
Essent Group Ltd.[2]	4,177,925	1,897,610	250,000	5,825,535	(221)	63,411	—	235,934
CenterState Bank Corp.	2,758,399	990,000	—	3,748,399	—	26,962	746	100,457
Trupanion, Inc.[2]	2,290,500	90,300	—	2,380,800	—	22,524	—	62,877
M&A Capital Partners Co., Ltd.[2,3]	—	937,100	—	937,100	—	1,982	—	46,735
Numis Corp. PLC[3]	5,663,282	—	—	5,663,282	—	5,217	866	21,307
Financial Engines, Inc.[7]	3,137,000	—	—	3,137,000	—	15,810	878	—

SMALLCAP World Fund	11

Investments in affiliates (continued)

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2017 (000)
Acasta Enterprises Inc., Class B2,7	—	2,400,000	2,400,000	—	$(7,369)	$—	$—	$—
Conyers Park Acquisition Corp., Class A2,7	—	3,000,000	3,000,000	—	—	—	—	—
								467,310

Consumer staples 1.21%
Emmi AG3	270,100	19,200	—	289,300	—	(8,462)	1,598	189,576
Milbon Co., Ltd.[3]	535,000	789,300	—	1,324,300	—	18,271	769	80,418
CCL Products (India) Ltd.[3]	9,479,102	1,163,071	—	10,642,173	—	8,454	411	50,208
Simply Good Foods Co., Class A2	—	4,017,095	—	4,017,095	—	4,909	—	47,040
BWX Ltd.[3]	—	7,708,000	—	7,708,000	—	5,305	246	35,453
CLIO Cosmetics Co., Ltd.[3]	—	1,166,900	—	1,166,900	—	(6,681)	—	33,487
R.E.A. Holdings PLC[2,3]	800,000	1,362,000	—	2,162,000	—	1,550	—	9,198
Stock Spirits Group PLC[3,7]	14,404,674	—	8,000,000	6,404,674	(13,307)	22,707	702	—
								445,380

Materials 0.74%
Sirius Minerals PLC[2,3]	179,676,660	67,690,900	—	247,367,560	—	(7,908)	—	84,460
Scapa Group PLC[3]	4,000,000	8,183,326	—	12,183,326	—	21,297	317	72,168
Clearwater Paper Corp.[2]	—	990,000	—	990,000	—	2,747	—	48,757
Kenmare Resources PLC[2,3]	5,424,863	1,700,000	—	7,124,863	—	3,230	—	31,244
Hummingbird Resources PLC[2,3]	18,920,000	8,539,300	—	27,459,300	—	4,323	—	13,109
Danakali Ltd.[2,3]	—	16,700,000	—	16,700,000	—	1,373	—	9,067
Bacanora Minerals Ltd.[2,3]	—	8,573,925	—	8,573,925	—	(638)	—	8,904
Kennady Diamonds Inc.[2]	2,557,952	—	—	2,557,952	—	(1,771)	—	6,048
								273,757

Energy 0.26%
Tidewater Midstream and Infrastructure Ltd.	16,934,000	11,890,000	4,490,000	24,334,000	—	(406)	686	27,693
Source Energy Services Ltd.[2]	—	3,438,235	—	3,438,235	—	(486)	—	25,213
Independence Contract Drilling, Inc.[2]	3,010,000	98,277	152,632	2,955,645	68	(4,313)	—	11,232
Lekoil Ltd. (CDI)[2,3]	25,208,400	23,713,991	6,000,000	42,922,391	—	(1,811)	—	9,919
San Leon Energy PLC[2,3]	25,803,000	28,345,000	21,800,000	32,348,000	—	(11,089)	—	8,940
Savannah Petroleum PLC[2,3,6]	17,844,000	—	—	17,844,000	—	1,231	—	8,279
BNK Petroleum Inc.[2]	12,804,914	—	—	12,804,914	—	1,032	—	3,130
Providence Resources PLC[2,3]	35,235,000	—	—	35,235,000	—	(1,682)	—	2,655
Gulf Keystone Petroleum Ltd.[2,3,4,7]	57,715,000	932,000,000	984,687,850	5,027,150	—	43	—	—
Transocean Partners LLC[7]	2,470,063	—	2,470,063	—	4,493	(4,950)	—	—
Hurricane Energy PLC[2,7]	—	68,881,650	68,881,650	—	—	—	—	—
								97,061

Real estate 1.02%
MGM Growth Properties LLC REIT, Class A	3,311,387	836,700	—	4,148,087	—	15,950	5,899	125,314
WHA Corp. PCL[3]	1,081,018,900	64,152,000	—	1,145,170,900	—	18,725	5,083	122,347
Purplebricks Group PLC[2,3]	4,295,000	16,856,800	—	21,151,800	—	35,887	—	109,842
Mahindra Lifespace Developers Ltd.[3]	2,157,380	539,345	—	2,696,725	—	2,669	251	19,140
								376,643

12	SMALLCAP World Fund

	Beginning shares	Additions	Reductions	Ending shares	Net realized (loss) gain (000)	Net unrealized appreciation (depreciation) (000)	Dividend income (000)	Value of affiliates at 9/30/2017 (000)
Telecommunication services 0.28%
Iridium Communications Inc.[2]	6,008,616	1,197,472	—	7,206,088	$—	$15,010	$—	$74,223
Zegona Communications PLC[3]	12,305,654	—	—	12,305,654	—	10,041	345	27,715
								101,938

Utilities 0.01%
Mytrah Energy Ltd.[2,3]	10,418,000	—	—	10,418,000	—	(2,832)	—	4,156
Greenko Group PLC[3,7]	9,748,155	—	9,748,155	—	(24,209)	24,081	289	—
								4,156
Total common stocks								7,733,291

Convertible stocks 0.02%
Telecommunication services 0.02%
Iridium Communications Inc., Series A, convertible preferred[4]	60,000	—	—	60,000	—	699	291	6,874

Rights & warrants 0.01%
Information technology 0.00%
CardConnect Corp., warrants, expire 2021[2,7]	—	415,000	415,000	—	91	—	—	—

Real estate 0.01%
WHA Corp. PCL, warrants, expire 2020[2]	6,909,830	—	—	6,909,830	—	243	—	1,958
Mahindra & Mahindra Ltd., rights, expire 2017[2,3]	—	539,345	539,345	—	—	—	—	—
								1,958

Total rights & warrants								1,958

Preferred securities 0.00%
Consumer staples 0.00%
R.E.A. Holdings PLC 9.00%	96,000	—	—	96,000	—	19	11	135
Total 20.99%					$334,185	$841,738	$84,462	$7,742,258

SMALLCAP World Fund	13

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Security did not produce income during the last 12 months.
[3]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $15,648,143,000, which represented 42.42% of the net assets of the fund. This amount includes $15,420,102,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $2,385,817,000, which represented 6.47% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	Value determined using significant unobservable inputs.
[7]	Unaffiliated issuer at 9/30/2017.
[8]	This security changed its name during the reporting period.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
MakeMyTrip Ltd., non-registered shares	5/2/2017	$3,312	$2,645	.01%
Other private placement securities	12/3/2013-9/28/2017	187,373	203,541	.54
Total private placement securities		$190,685	$206,186	.55%

Key to abbreviations and symbol

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

INR = Indian rupees

JPY = Japanese yen

USD/$ = U.S. dollars

ZAR = South African rand

See Notes to Financial Statements

14	SMALLCAP World Fund

Financial statements

Statement of assets and liabilities

at September 30, 2017

(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $20,097,917)	$29,121,912
Affiliated issuers (cost: $5,668,825)	7,742,258	$36,864,170
Cash		4,734
Cash denominated in currencies other than U.S. dollars (cost: $29,953)		29,939
Unrealized appreciation on open forward currency contracts		3,707
Receivables for:
Sales of investments	108,965
Sales of fund’s shares	37,988
Dividends and interest	34,653
Other	956	182,562
		37,085,112
Liabilities:
Unrealized depreciation on open forward currency contracts		5,978
Payables for:
Purchases of investments	107,312
Repurchases of fund’s shares	28,676
Investment advisory services	18,478
Services provided by related parties	9,232
Directors’ deferred compensation	4,176
Non-U.S. taxes	21,435
Other	633	189,942
Net assets at September 30, 2017		$36,889,192

Net assets consist of:
Capital paid in on shares of capital stock		$24,069,219
Distributions in excess of net investment income		(159,333)
Undistributed net realized gain		1,903,291
Net unrealized appreciation		11,076,015
Net assets at September 30, 2017		$36,889,192

See Notes to Financial Statements

SMALLCAP World Fund	15

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,

$.01 par value (666,037 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$21,383,321	384,599		$55.60
Class C	809,973	16,431		49.30
Class T	11	—	*	55.64
Class F-1	792,076	14,403		55.00
Class F-2	2,894,263	51,464		56.24
Class F-3	1,220,990	21,907		55.74
Class 529-A	1,195,440	21,732		55.01
Class 529-C	313,834	6,254		50.18
Class 529-E	59,103	1,103		53.57
Class 529-T	11	—	*	55.63
Class 529-F-1	112,530	2,025		55.58
Class R-1	29,975	590		50.79
Class R-2	627,743	12,353		50.82
Class R-2E	15,701	284		55.26
Class R-3	843,649	15,777		53.47
Class R-4	865,430	15,684		55.18
Class R-5E	11,655	210		55.55
Class R-5	424,529	7,449		56.99
Class R-6	5,288,958	93,772		56.40

*Amount less than one thousand.

See Notes to Financial Statements

16	SMALLCAP World Fund

Statement of operations

for the year ended September 30, 2017

(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $21,595; also includes $84,462 from affiliates)	$364,462
Interest (net of non-U.S. taxes of $14)	27,694	$392,156
Fees and expenses*:
Investment advisory services	201,295
Distribution services	72,716
Transfer agent services	43,867
Administrative services	8,364
Reports to shareholders	1,739
Registration statement and prospectus	1,764
Directors’ compensation	1,085
Auditing and legal	343
Custodian	4,340
State and local taxes	1
Other	1,675
Total fees and expenses before waiver	337,189
Less investment advisory services waiver	13
Total fees and expenses after waiver		337,176
Net investment income		54,980

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $2,621):
Unaffiliated issuers	1,585,375
Affiliated issuers	334,185
Forward currency contracts	4,533
Currency transactions	(2,527)	1,921,566
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $20,060):
Unaffiliated issuers	2,738,938
Affiliated issuers	841,738
Forward currency contracts	(5,178)
Currency translations	(451)	3,575,047
Net realized gain and unrealized appreciation		5,496,613

Net increase in net assets resulting from operations		$5,551,593

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

SMALLCAP World Fund	17

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30
	2017	2016
Operations:
Net investment income	$54,980	$21,862
Net realized gain (loss)	1,921,566	(92,510)
Net unrealized appreciation	3,575,047	3,229,098
Net increase in net assets resulting from operations	5,551,593	3,158,450

Dividends and distributions paid to shareholders:
Dividends from net investment income	(113,141)	—
Distributions from net realized gain on investments	—	(1,672,921)
Total dividends and distributions paid to shareholders	(113,141)	(1,672,921)

Net capital share transactions	1,584,900	2,176,139

Total increase in net assets	7,023,352	3,661,668

Net assets:
Beginning of year	29,865,840	26,204,172
End of year (including distributions in excess of net investment income and accumulated net investment loss: $(159,333) and $(145,843), respectively)	$36,889,192	$29,865,840

See Notes to Financial Statements

18	SMALLCAP World Fund

Notes to financial statements

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge*)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes T and 529-T†	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	18 months for shares purchased on or after August 14, 2017.
†	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

SMALLCAP World Fund	19

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and

20	SMALLCAP World Fund

valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2017 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$2,828,307	$3,786,958	$8,558	$6,623,823
Information technology	3,284,300	1,940,490	—	5,224,790
Health care	3,739,979	1,382,155	19,751	5,141,885
Industrials	1,870,364	2,378,919	—	4,249,283
Financials	2,722,924	1,471,161	—	4,194,085
Consumer staples	407,127	1,734,583	—	2,141,710
Materials	572,330	1,099,647	—	1,671,977
Energy	1,020,193	336,102	23,407	1,379,702
Real estate	233,502	306,838	—	540,340
Other	178,411	409,156	—	587,567
Miscellaneous	1,162,926	638,872	—	1,801,798
Preferred securities	135	—	—	135
Rights & warrants	1,958	2,300	964	5,222
Convertible stocks	—	6,874	108,283	115,157
Bonds, notes & other debt instruments	—	91,268	—	91,268
Short-term securities	—	3,095,428	—	3,095,428
Total	$18,022,456	$18,680,751	$160,963	$36,864,170

See next page for footnote.

SMALLCAP World Fund	21

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$3,707	$—	$3,707
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(5,978)	—	(5,978)
Total	$—	$(2,271)	$—	$(2,271)

*	Securities with a value of $15,420,102,000, which represented 41.80% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

22	SMALLCAP World Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $442,632,000.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, September 30, 2017 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$3,707	Unrealized depreciation on open forward currency contracts	$5,978

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$4,533	Net unrealized depreciation on forward currency contracts	$(5,178)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. Treasury bills, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

SMALLCAP World Fund	23

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of September 30, 2017, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$446	$(446)	$—	$—	$—
Barclays Bank PLC	731	(532)	(199)	—	—
Citibank	738	(738)	—	—	—
Goldman Sachs	9	—	—	—	9
JPMorgan Chase	1,727	—	(1,727)	—	—
UBS AG	56	(56)	—	—	—
Total	$3,707	$(1,772)	$(1,926)	$—	$9

Liabilities:
Bank of America, N.A.	$569	$(446)	$(123)	$—	$—
Barclays Bank PLC	532	(532)	—	—	—
Citibank	3,840	(738)	(3,102)	—	—
UBS AG	1,037	(56)	(981)	—	—
Total	$5,978	$(1,772)	$(4,206)	$—	$—

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2017, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2013, by state tax authorities for tax years before 2012 and by tax authorities outside the U.S. for tax years before 2010.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended September 30, 2017, the fund reclassified $7,750,000 from undistributed net realized gain to distributions in excess of net investment income, $48,821,000 from undistributed net realized gain to capital paid in on shares of capital stock and $36,921,000 from capital paid in on shares of capital stock to distributions in excess of net investment income to align financial reporting with tax reporting.

24	SMALLCAP World Fund

As of September 30, 2017, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed long-term capital gains	$1,524,576
Gross unrealized appreciation on investments	12,271,988
Gross unrealized depreciation on investments	(953,275)
Net unrealized appreciation on investments	11,318,713
Cost of investments	25,543,186

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended September 30, 2017					Year ended September 30, 2016
				Total				Total
	Ordinary		Long-term	dividends		Ordinary	Long-term	distributions
Share class	income		capital gains	paid		income	capital gains	paid
Class A	$62,231		$—	$62,231		$—	$1,064,700	$1,064,700
Class B1	—		—	—		—	3,676	3,676
Class C	—		—	—		—	58,177	58,177
Class T2	—		—	—
Class F-1	2,327		—	2,327		—	42,143	42,143
Class F-2	14,539		—	14,539		—	96,780	96,780
Class F-3[3]	—		—	—
Class 529-A	2,838		—	2,838		—	59,860	59,860
Class 529-B1	—		—	—		—	551	551
Class 529-C	—		—	—		—	18,639	18,639
Class 529-E	47		—	47		—	3,219	3,219
Class 529-T2	—		—	—
Class 529-F-1	445		—	445		—	5,125	5,125
Class R-1	—		—	—		—	2,210	2,210
Class R-2	—	[4]	—	—	[4]	—	41,660	41,660
Class R-2E	10		—	10		—	77	77
Class R-3	614		—	614		—	49,450	49,450
Class R-4	2,659		—	2,659		—	45,110	45,110
Class R-5E5	61		—	61		—	1	1
Class R-5	2,157		—	2,157		—	29,273	29,273
Class R-6	25,213		—	25,213		—	152,270	152,270
Total	$113,141		$—	$113,141		$—	$1,672,921	$1,672,921

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Class F-3 shares began investment operations on January 27, 2017.
[4]	Amount less than one thousand.
[5]	Class R-5E shares began investment operations on November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. On September 14, 2017, the fund’s board of directors approved an amended investment advisory and service agreement effective December 1, 2017, decreasing the annual rates on daily net assets in excess of $34 billion to 0.592%. CRMC voluntarily reduced investment advisory services fees to the approved rate in advance of the effective date. For the year ended September 30, 2017, total investment advisory services fees waived by CRMC were $13,000. As a result, the fee of $201,295,000 shown on the statement of operations was reduced to $201,282,000, both of which were equivalent to an annualized rate of 0.623% of average net assets.

SMALLCAP World Fund	25

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of September 30, 2017, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, T, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, T, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

26	SMALLCAP World Fund

For the year ended September 30, 2017, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$46,688	$31,968		$1,945		Not applicable
Class B1	60	14		Not applicable		Not applicable
Class C	7,911	1,336		398		Not applicable
Class T2	—	—	[3]	—	[3]	Not applicable
Class F-1	1,849	1,123		371		Not applicable
Class F-2	Not applicable	2,846		1,264		Not applicable
Class F-3[4]	Not applicable	47		223		Not applicable
Class 529-A	2,323	1,560		542		$741
Class 529-B1	9	2		1		1
Class 529-C	2,881	447		146		200
Class 529-E	272	42		27		37
Class 529-T2	—	—	[3]	—	[3]	—	[3]
Class 529-F-1	—	142		49		68
Class R-1	304	39		15		Not applicable
Class R-2	4,468	2,163		301		Not applicable
Class R-2E	62	21		5		Not applicable
Class R-3	3,929	1,195		395		Not applicable
Class R-4	1,960	743		393		Not applicable
Class R-5E	Not applicable	11		4		Not applicable
Class R-5	Not applicable	168		189		Not applicable
Class R-6	Not applicable	—	[3]	2,096		Not applicable
Total class-specific expenses	$72,716	$43,867		$8,364		$1,047

[1]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[2]	Class T and 529-T shares began investment operations on April 7, 2017.
[3]	Amount less than one thousand.
[4]	Class F-3 shares began investment operations on January 27, 2017.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $1,085,000 in the fund’s statement of operations reflects $493,000 in current fees (either paid in cash or deferred) and a net increase of $592,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended September 30, 2017.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2017.

SMALLCAP World Fund	27

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended September 30, 2017

Class A	$2,513,462	50,620		$61,097		1,328		$(3,188,353)	(64,488)	$(613,794)	(12,540)
Class B2	216	5		—		—		(23,207)	(538)	(22,991)	(533)
Class C	114,381	2,593		—	[3]	—	[3]	(253,475)	(5,734)	(139,094)	(3,141)
Class T4	10	—	[3]	—		—		—	—	10	— [3]
Class F-1	188,437	3,823		2,293		50		(240,308)	(4,843)	(49,578)	(970)
Class F-2	1,779,366	35,601		13,853		298		(1,456,396)	(28,741)	336,823	7,158
Class F-3[5]	1,204,003	23,424		—		—		(80,405)	(1,517)	1,123,598	21,907
Class 529-A	121,526	2,480		2,833		62		(134,607)	(2,725)	(10,248)	(183)
Class 529-B2	14	—	[3]	—		—		(3,850)	(89)	(3,836)	(89)
Class 529-C	27,904	620		—	[3]	—	[3]	(47,078)	(1,044)	(19,174)	(424)
Class 529-E	5,095	107		47		1		(7,988)	(167)	(2,846)	(59)
Class 529-T4	10	—	[3]	—		—		—	—	10	— [3]
Class 529-F-1	21,407	433		448		10		(16,254)	(328)	5,601	115
Class R-1	4,831	106		—		—		(12,251)	(269)	(7,420)	(163)
Class R-2	123,788	2,717		—	[3]	—	[3]	(208,118)	(4,583)	(84,330)	(1,866)
Class R-2E	10,052	203		9		—	[3]	(2,311)	(47)	7,750	156
Class R-3	181,821	3,806		613		14		(251,813)	(5,278)	(69,379)	(1,458)
Class R-4	187,569	3,794		2,658		58		(219,379)	(4,458)	(29,152)	(606)
Class R-5E	10,471	222		61		2		(720)	(14)	9,812	210
Class R-5	85,715	1,684		2,156		46		(85,858)	(1,693)	2,013	37
Class R-6	1,563,452	30,707		25,212		542		(437,539)	(8,482)	1,151,125	22,767
Total net increase (decrease)	$8,143,530	162,945		$111,280		2,411		$(6,669,910)	(135,038)	$1,584,900	30,318

Year ended September 30, 2016

Class A	$2,295,955	52,866		$1,047,370		24,178		$(2,391,866)	(54,698)	$951,459	22,346
Class B	1,133	28		3,663		93		(45,481)	(1,153)	(40,685)	(1,032)
Class C	112,677	2,881		57,696		1,486		(217,037)	(5,591)	(46,664)	(1,224)
Class F-1	179,580	4,186		41,681		972		(198,802)	(4,619)	22,459	539
Class F-2	879,673	19,680		93,181		2,131		(453,367)	(10,251)	519,487	11,560
Class 529-A	98,815	2,291		59,841		1,396		(126,275)	(2,906)	32,381	781
Class 529-B	98	2		551		14		(6,370)	(160)	(5,721)	(144)
Class 529-C	27,405	690		18,632		471		(44,262)	(1,108)	1,775	53
Class 529-E	4,666	110		3,219		77		(6,626)	(156)	1,259	31
Class 529-F-1	15,378	351		5,127		118		(17,587)	(399)	2,918	70
Class R-1	6,053	151		2,204		55		(12,776)	(310)	(4,519)	(104)
Class R-2	117,908	2,942		41,614		1,041		(195,936)	(4,860)	(36,414)	(877)
Class R-2E	5,890	136		76		2		(467)	(11)	5,499	127
Class R-3	152,872	3,637		49,428		1,183		(227,658)	(5,400)	(25,358)	(580)
Class R-4	148,378	3,431		45,105		1,050		(181,577)	(4,177)	11,906	304
Class R-5E6	10	—	[3]	—		—		—	—	10	— [3]
Class R-5	97,347	2,221		29,263		661		(254,197)	(5,794)	(127,587)	(2,912)
Class R-6	958,624	22,079		152,259		3,475		(196,949)	(4,444)	913,934	21,110
Total net increase (decrease)	$5,102,462	117,682		$1,650,910		38,403		$(4,577,233)	(106,037)	$2,176,139	50,048

[1]	Includes exchanges between share classes of the fund.
[2]	Class B and 529-B shares were fully liquidated on May 5, 2017.
[3]	Amount less than one thousand.
[4]	Class T and 529-T shares began investment operations on April 7, 2017.
[5]	Class F-3 shares began investment operations on January 27, 2017.
[6]	Class R-5E shares began investment operations on November 20, 2015.

28	SMALLCAP World Fund

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $10,153,863,000 and $9,385,322,000, respectively, during the year ended September 30, 2017.

SMALLCAP World Fund	29

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class A:
9/30/2017	$47.24	$.07	$8.45	$8.52	$(.16)	$—	$(.16)	$55.60	18.11%		$21,383		1.07%		1.07%		.14%
9/30/2016	45.04	.04	4.99	5.03	—	(2.83)	(2.83)	47.24	11.72		18,762		1.10		1.10		.08
9/30/2015	48.66	.04	1.09	1.13	—	(4.75)	(4.75)	45.04	2.25		16,882		1.07		1.07		.08
9/30/2014	48.91	.01	2.17	2.18	—	(2.43)	(2.43)	48.66	4.43		16,857		1.07		1.07		.02
9/30/2013	39.27	.06	10.12	10.18	(.54)	—	(.54)	48.91	26.29		16,454		1.13		1.13		.15
Class C:
9/30/2017	42.08	(.29)	7.51	7.22	—	—	—	49.30	17.16		810		1.87		1.87		(.66)
9/30/2016	40.73	(.29)	4.47	4.18	—	(2.83)	(2.83)	42.08	10.82		824		1.90		1.90		(.73)
9/30/2015	44.77	(.32)	1.03	.71	—	(4.75)	(4.75)	40.73	1.45		847		1.87		1.87		(.73)
9/30/2014	45.54	(.36)	2.02	1.66	—	(2.43)	(2.43)	44.77	3.61		892		1.87		1.87		(.79)
9/30/2013	36.60	(.26)	9.45	9.19	(.25)	—	(.25)	45.54	25.26		920		1.93		1.93		(.65)
Class T:
9/30/2017[4,5]	49.61	.13	5.90	6.03	—	—	—	55.64	12.15	[6,7]	—	[8]	.42	[6,7]	.42	[6,7]	.25 [6,7]
Class F-1:
9/30/2017	46.74	.05	8.36	8.41	(.15)	—	(.15)	55.00	18.06		792		1.10		1.10		.11
9/30/2016	44.60	.03	4.94	4.97	—	(2.83)	(2.83)	46.74	11.69		718		1.11		1.11		.07
9/30/2015	48.23	.04	1.08	1.12	—	(4.75)	(4.75)	44.60	2.25		662		1.07		1.07		.08
9/30/2014	48.51	—	2.15	2.15	—	(2.43)	(2.43)	48.23	4.42		624		1.09		1.09		—
9/30/2013	38.94	.09	10.03	10.12	(.55)	—	(.55)	48.51	26.33		868		1.07		1.07		.21
Class F-2:
9/30/2017	47.80	.19	8.54	8.73	(.29)	—	(.29)	56.24	18.40		2,894		.82		.82		.38
9/30/2016	45.42	.16	5.05	5.21	—	(2.83)	(2.83)	47.80	12.03		2,118		.82		.82		.36
9/30/2015	48.92	.17	1.08	1.25	—	(4.75)	(4.75)	45.42	2.50		1,487		.82		.82		.35
9/30/2014	49.03	.15	2.17	2.32	—	(2.43)	(2.43)	48.92	4.72		1,208		.81		.81		.31
9/30/2013	39.38	.21	10.12	10.33	(.68)	—	(.68)	49.03	26.68		629		.82		.82		.48
Class F-3:
9/30/2017[4,9]	47.93	.25	7.56	7.81	—	—	—	55.74	16.30	[6]	1,221		.71	[10]	.71	[10]	.70 [10]
Class 529-A:
9/30/2017	46.74	.04	8.36	8.40	(.13)	—	(.13)	55.01	18.03		1,195		1.13		1.13		.08
9/30/2016	44.63	— [11]	4.94	4.94	—	(2.83)	(2.83)	46.74	11.64		1,024		1.17		1.17		— [12]
9/30/2015	48.29	—	1.09	1.09	—	(4.75)	(4.75)	44.63	2.16		943		1.15		1.15		—
9/30/2014	48.59	(.03)	2.16	2.13	—	(2.43)	(2.43)	48.29	4.37		933		1.15		1.15		(.05)
9/30/2013	39.03	.04	10.05	10.09	(.53)	—	(.53)	48.59	26.18		884		1.19		1.19		.09

30	SMALLCAP World Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
9/30/2017	$42.85	$(.32)	$7.65	$7.33	$—	$—	$—	$50.18	17.11%	$314		1.91%		1.91%		(.70)%
9/30/2016	41.45	(.31)	4.54	4.23	—	(2.83)	(2.83)	42.85	10.78	286		1.96		1.96		(.78)
9/30/2015	45.50	(.35)	1.05	.70	—	(4.75)	(4.75)	41.45	1.37	274		1.93		1.93		(.78)
9/30/2014	46.27	(.40)	2.06	1.66	—	(2.43)	(2.43)	45.50	3.53	280		1.94		1.94		(.85)
9/30/2013	37.20	(.29)	9.60	9.31	(.24)	—	(.24)	46.27	25.21	273		1.98		1.98		(.70)
Class 529-E:
9/30/2017	45.53	(.06)	8.14	8.08	(.04)	—	(.04)	53.57	17.77	59		1.35		1.35		(.13)
9/30/2016	43.63	(.09)	4.82	4.73	—	(2.83)	(2.83)	45.53	11.39	53		1.38		1.38		(.21)
9/30/2015	47.41	(.11)	1.08	.97	—	(4.75)	(4.75)	43.63	1.95	49		1.38		1.38		(.23)
9/30/2014	47.87	(.14)	2.11	1.97	—	(2.43)	(2.43)	47.41	4.10	49		1.39		1.39		(.30)
9/30/2013	38.45	(.06)	9.91	9.85	(.43)	—	(.43)	47.87	25.90	48		1.43		1.43		(.15)
Class 529-T:
9/30/2017[4,5]	49.61	.12	5.90	6.02	—	—	—	55.63	12.13 [6,7]	—	[8]	.45	[6,7]	.45	[6,7]	.22 [6,7]
Class 529-F-1:
9/30/2017	47.23	.15	8.43	8.58	(.23)	—	(.23)	55.58	18.26	113		.92		.92		.30
9/30/2016	44.98	.09	4.99	5.08	—	(2.83)	(2.83)	47.23	11.85	90		.96		.96		.22
9/30/2015	48.53	.11	1.09	1.20	—	(4.75)	(4.75)	44.98	2.42	83		.93		.93		.22
9/30/2014	48.73	.08	2.15	2.23	—	(2.43)	(2.43)	48.53	4.57	80		.94		.94		.16
9/30/2013	39.14	.13	10.07	10.20	(.61)	—	(.61)	48.73	26.43	73		.98		.98		.30
Class R-1:
9/30/2017	43.34	(.29)	7.74	7.45	—	—	—	50.79	17.19	30		1.83		1.83		(.63)
9/30/2016	41.85	(.28)	4.60	4.32	—	(2.83)	(2.83)	43.34	10.89	33		1.85		1.85		(.68)
9/30/2015	45.85	(.31)	1.06	.75	—	(4.75)	(4.75)	41.85	1.48	36		1.82		1.82		(.68)
9/30/2014	46.56	(.35)	2.07	1.72	—	(2.43)	(2.43)	45.85	3.66	39		1.82		1.82		(.74)
9/30/2013	37.40	(.23)	9.66	9.43	(.27)	—	(.27)	46.56	25.37	42		1.84		1.84		(.57)
Class R-2:
9/30/2017	43.35	(.27)	7.74	7.47	—	—	—	50.82	17.23	628		1.80		1.80		(.60)
9/30/2016	41.85	(.27)	4.60	4.33	—	(2.83)	(2.83)	43.35	10.89	616		1.84		1.84		(.67)
9/30/2015	45.84	(.29)	1.05	.76	—	(4.75)	(4.75)	41.85	1.53	632		1.79		1.79		(.65)
9/30/2014	46.56	(.35)	2.06	1.71	—	(2.43)	(2.43)	45.84	3.64	689		1.83		1.83		(.75)
9/30/2013	37.39	(.23)	9.67	9.44	(.27)	—	(.27)	46.56	25.41	736		1.83		1.83		(.55)
Class R-2E:
9/30/2017	47.07	(.14)	8.40	8.26	(.07)	—	(.07)	55.26	17.57	16		1.51		1.51		(.27)
9/30/2016	45.04	(.08)	4.94	4.86	—	(2.83)	(2.83)	47.07	11.32	6		1.51		1.51		(.20)
9/30/2015	48.67	.01	1.11	1.12	—	(4.75)	(4.75)	45.04	2.237	—	[8]	1.26	[7]	1.26	[7]	.01 [7]
9/30/2014[4,13]	50.83	(.01)	(2.15)	(2.16)	—	—	—	48.67	(4.25)[6,7]	—	[8]	.08	[6,7]	.08	[6,7]	(.01)[6,7]

See page 32 for footnotes.

SMALLCAP World Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class R-3:
9/30/2017	$45.45	$(.07)	$8.13	$8.06	$(.04)	$—	$(.04)	$53.47	17.74%		$844		1.35%		1.35%		(.14)%
9/30/2016	43.56	(.09)	4.81	4.72	—	(2.83)	(2.83)	45.45	11.41		783		1.39		1.39		(.22)
9/30/2015	47.34	(.10)	1.07	.97	—	(4.75)	(4.75)	43.56	1.93		776		1.37		1.37		(.22)
9/30/2014	47.79	(.14)	2.12	1.98	—	(2.43)	(2.43)	47.34	4.12		811		1.39		1.39		(.30)
9/30/2013	38.39	(.05)	9.89	9.84	(.44)	—	(.44)	47.79	25.90		836		1.40		1.40		(.12)
Class R-4:
9/30/2017	46.89	.08	8.38	8.46	(.17)	—	(.17)	55.18	18.12		865		1.05		1.05		.17
9/30/2016	44.71	.04	4.97	5.01	—	(2.83)	(2.83)	46.89	11.76		764		1.07		1.07		.10
9/30/2015	48.33	.05	1.08	1.13	—	(4.75)	(4.75)	44.71	2.27		715		1.05		1.05		.10
9/30/2014	48.59	.02	2.15	2.17	—	(2.43)	(2.43)	48.33	4.46		727		1.06		1.06		.03
9/30/2013	39.03	.09	10.04	10.13	(.57)	—	(.57)	48.59	26.31		712		1.07		1.07		.21
Class R-5E:
9/30/2017	47.30	.18	8.42	8.60	(.35)	—	(.35)	55.55	18.33		12		.84		.84		.36
9/30/2016[4,14]	47.09	.12	2.92	3.04	—	(2.83)	(2.83)	47.30	7.01	[6]	—	[8]	.96	[10]	.95	[10]	.32 [10]
Class R-5:
9/30/2017	48.40	.24	8.64	8.88	(.29)	—	(.29)	56.99	18.48		424		.75		.75		.47
9/30/2016	45.94	.18	5.11	5.29	—	(2.83)	(2.83)	48.40	12.09		359		.77		.77		.41
9/30/2015	49.39	.20	1.10	1.30	—	(4.75)	(4.75)	45.94	2.57		474		.75		.75		.40
9/30/2014	49.46	.15	2.21	2.36	—	(2.43)	(2.43)	49.39	4.78		452		.76		.76		.29
9/30/2013	39.71	.22	10.22	10.44	(.69)	—	(.69)	49.46	26.72		550		.77		.77		.51
Class R-6:
9/30/2017	47.93	.26	8.54	8.80	(.33)	—	(.33)	56.40	18.51		5,289		.70		.70		.51
9/30/2016	45.49	.21	5.06	5.27	—	(2.83)	(2.83)	47.93	12.15		3,403		.71		.71		.48
9/30/2015	48.93	.22	1.09	1.31	—	(4.75)	(4.75)	45.49	2.63		2,269		.71		.71		.45
9/30/2014	49.00	.21	2.15	2.36	—	(2.43)	(2.43)	48.93	4.82		1,859		.71		.71		.41
9/30/2013	39.34	.25	10.12	10.37	(.71)	—	(.71)	49.00	26.80		1,206		.72		.72		.57

	Year ended September 30
	2017	2016	2015	2014	2013
Portfolio turnover rate for all share classes	32%	29%	33%	38%	37%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class T and 529-T shares began investment operations on April 7, 2017.
[6]	Not annualized.
[7]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[8]	Amount less than $1 million.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Annualized.
[11]	Amount less than $.01.
[12]	Amount less than .01%.
[13]	Class R-2E shares began investment operations on August 29, 2014.
[14]	Class R-5E shares began investment operations on November 20, 2015.

See Notes to Financial Statements

32	SMALLCAP World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

November 10, 2017

SMALLCAP World Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2017, through September 30, 2017).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	SMALLCAP World Fund

	Beginning account value 4/1/2017	Ending account value 9/30/2017	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,115.11	$5.62	1.06%
Class A – assumed 5% return	1,000.00	1,019.75	5.37	1.06
Class C – actual return	1,000.00	1,110.88	9.79	1.85
Class C – assumed 5% return	1,000.00	1,015.79	9.35	1.85
Class T – actual return†	1,000.00	1,121.54	4.50	.88
Class T – assumed 5% return†	1,000.00	1,020.66	4.46	.88
Class F-1 – actual return	1,000.00	1,114.96	5.83	1.10
Class F-1 – assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class F-2 – actual return	1,000.00	1,116.53	4.30	.81
Class F-2 – assumed 5% return	1,000.00	1,021.01	4.10	.81
Class F-3 – actual return	1,000.00	1,117.25	3.77	.71
Class F-3 – assumed 5% return	1,000.00	1,021.51	3.60	.71
Class 529-A – actual return	1,000.00	1,114.94	5.94	1.12
Class 529-A – assumed 5% return	1,000.00	1,019.45	5.67	1.12
Class 529-C – actual return	1,000.00	1,110.43	10.05	1.90
Class 529-C – assumed 5% return	1,000.00	1,015.54	9.60	1.90
Class 529-E – actual return	1,000.00	1,113.72	7.10	1.34
Class 529-E – assumed 5% return	1,000.00	1,018.35	6.78	1.34
Class 529-T – actual return†	1,000.00	1,121.33	4.76	.93
Class 529-T – assumed 5% return†	1,000.00	1,020.41	4.71	.93
Class 529-F-1 – actual return	1,000.00	1,116.05	4.77	.90
Class 529-F-1 – assumed 5% return	1,000.00	1,020.56	4.56	.90
Class R-1 – actual return	1,000.00	1,110.88	9.68	1.83
Class R-1 – assumed 5% return	1,000.00	1,015.89	9.25	1.83
Class R-2 – actual return	1,000.00	1,111.08	9.47	1.79
Class R-2 – assumed 5% return	1,000.00	1,016.09	9.05	1.79
Class R-2E – actual return	1,000.00	1,112.77	7.94	1.50
Class R-2E – assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-3 – actual return	1,000.00	1,113.51	7.15	1.35
Class R-3 – assumed 5% return	1,000.00	1,018.30	6.83	1.35
Class R-4 – actual return	1,000.00	1,115.19	5.57	1.05
Class R-4 – assumed 5% return	1,000.00	1,019.80	5.32	1.05
Class R-5E – actual return	1,000.00	1,116.61	4.30	.81
Class R-5E – assumed 5% return	1,000.00	1,021.01	4.10	.81
Class R-5 – actual return	1,000.00	1,117.00	3.98	.75
Class R-5 – assumed 5% return	1,000.00	1,021.31	3.80	.75
Class R-6 – actual return	1,000.00	1,117.06	3.72	.70
Class R-6 – assumed 5% return	1,000.00	1,021.56	3.55	.70

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on April 7, 2017. The “assumed 5% return” line is based on 183 days.

SMALLCAP World Fund	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2017:

Foreign taxes	$0.04 per share
Foreign source income	$0.45 per share
Long-term capital gains	$48,821,000
Qualified dividend income	100%
Corporate dividends received deduction	$131,734,000
U.S. government income that may be exempt from state taxation	$812,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2018, to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisors.

36	SMALLCAP World Fund

Approval of Investment Advisory and Service Agreement

The SMALLCAP World Fund, Inc. board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2018. The agreement was amended to add an additional advisory fee breakpoint if and when the fund’s net assets exceed $34 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective to provide long-term growth of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through February 28, 2017. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes and an average, including the MSCI All Country World Small Cap Index, Lipper Global Small-/Mid-Cap Funds Index and Lipper Global Small-/Mid-Cap Funds Average. They noted that the investment results of the fund were generally in line with the results of these indexes and this average for the lifetime period, 20-year period, 10-year period, and five-year period (where data comparisons are available), while recognizing that none of the indexes/average is a perfect comparison given the Fund’s distinguishing characteristics. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Global Small-/Mid-Cap Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

SMALLCAP World Fund	37

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, as well as the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	SMALLCAP World Fund

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SMALLCAP World Fund	39

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40	SMALLCAP World Fund

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SMALLCAP World Fund	41

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Ronald P. Badie, 1942	2010	Retired; former Vice Chairman, Deutsche Bank Alex. Brown (retired 2002)	3	Amphenol Corporation; Nautilus, Inc.
Joseph C. Berenato, 1946	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2008	Founder and President, MAD Ink (communications company) former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, 1953	2000	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.
Linda Griego, 1947	2015	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William H. Kling, 1942	1990	President Emeritus and former CEO, American Public Media	10	None
Sharon Meers, 1965	2017	Former Senior Director, Head of Strategic Partnerships, eBay Enterprise	3	None
Kenneth M. Simril, 1965	2016	President and CEO, SCI Ingredients Holding, Inc. (food manufacturing)	3	None
Christopher E. Stone, 1956	2007	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

Robert J. Denison retired from the fund on December 31, 2016. The directors thank Mr. Denison for his wise counsel, outstanding service and dedication to the fund.

Interested directors5,6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Jonathan Knowles, PhD, 1961 Vice Chairman of the Board	2000	Partner — Capital World Investors, Capital International, Inc.;[7] Director, The Capital Group Companies, Inc.[7]	1	None
Gregory W. Wendt, 1961 President	1992	Partner — Capital Research Global Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

42	SMALLCAP World Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 1953 Executive Vice President	2007	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Brady L. Enright, 1967 Senior Vice President	2004	Partner — Capital World Investors, Capital Research and Management Company
J. Blair Frank, 1966 Senior Vice President	1999	Partner — Capital Research Global Investors, Capital Research and Management Company
Lawrence Kymisis, 1970 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Research Company[7]
Julian N. Abdey, 1972 Vice President	2014	Partner — Capital World Investors, Capital Research and Management Company
Walter R. Burkley, 1966 Vice President	2007	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Bradford F. Freer, 1969 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company
Aidan W. O’Connell, 1968 Vice President	2017	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian D. Bullard, 1969 Treasurer	2016	Senior Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, with the exception of Julian N. Abdey, J. Blair Frank and Lawrence Kymisis, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

SMALLCAP World Fund	43

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	SMALLCAP World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2017, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2017, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Standard & Poor’s 500 Composite Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2017 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds from Capital Group

The Capital AdvantageSM

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior long-term track record
Equity funds have beaten their Lipper peer indexes in 93% of 10-year periods and 98% of 20-year periods. Fixed income funds have beaten their Lipper indexes in 80% of 10-year periods and 80% of 20-year periods.[2] Fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2016.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2016. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see americanfunds.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	On average, our management fees were in the lowest quintile 73% of the time, based on the 20-year period ended December 31, 2016, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2016	$169,000
2017	$167,000

b) Audit-Related Fees:
2016	$9,000
2017	$7,000

c) Tax Fees:
2016	$56,000
2017	$27,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2016	None
2017	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2016	$1,169,000
2017	$1,161,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2016	None
2017	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2016	$3,000
2017	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,286,000 for fiscal year 2016 and $1,387,000 for fiscal year 2017. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were ------------------------------. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

SMALLCAP World Fund®

Investment portfolio

September 30, 2017

Common stocks 90.97% Consumer discretionary 17.96%	Shares	Value (000)
Lions Gate Entertainment Corp., Class A1,2	4,243,393	$141,942
Lions Gate Entertainment Corp., Class B1,2	3,878,393	123,294
Domino’s Pizza, Inc.	1,255,061	249,192
Seria Co., Ltd.1,3	4,334,948	241,284
YOOX Net-A-Porter Group SPA1,2,3	6,093,000	239,133
Dollarama Inc.	2,005,000	219,389
GVC Holdings PLC1,3	19,240,894	211,689
Hilton Grand Vacations Inc.2	3,563,300	137,650
Melco International Development Ltd.3	43,527,000	125,896
Evolution Gaming Group AB1,3	1,943,200	124,065
Ted Baker PLC1,3	3,446,897	122,407
ASOS PLC2,3	1,491,741	119,064
TopBuild Corp.2	1,745,000	113,722
Planet Fitness, Inc., Class A	4,123,511	111,252
Beauty Community PCL1,3	208,500,000	100,029
Taiwan Paiho Ltd.1,3	21,611,000	99,596
Cedar Fair, LP	1,496,000	95,923
Entertainment One Ltd.1,3	27,650,631	95,593
Five Below, Inc.2	1,726,402	94,745
Paddy Power Betfair PLC3	886,051	88,422
Sleep Country Canada Holdings Inc.1	3,011,253	87,073
JINS Inc.1,3	1,381,000	86,505
MakeMyTrip Ltd., non-registered shares1,2	2,877,300	82,722
MakeMyTrip Ltd., non-registered shares1,2,4	92,000	2,645
Belmond Ltd., Class A2	6,198,000	84,603
zooplus AG, non-registered shares1,2,3	500,634	84,317
Jumbo SA3	5,028,161	83,187
POYA International Co., Ltd.1,3	6,803,267	81,391
Installed Building Products, Inc.2	1,238,500	80,255
Crompton Greaves Consumer Electricals Ltd.3	24,438,000	78,171
Gentex Corp.	3,909,134	77,401
Ace Hardware Indonesia Tbk PT3	850,382,300	76,705
Strayer Education, Inc.1	845,750	73,809
Domino’s Pizza Group PLC3	17,585,000	73,106
Domino’s Pizza Enterprises Ltd.3	1,938,946	69,898
Countryside Properties PLC3	14,524,434	67,580
Nien Made Enterprise Co., Ltd.3	6,455,000	66,407
Cairn Homes PLC2,3	31,915,000	64,791
Endurance Technologies Ltd.3	4,213,890	64,071
AA PLC3	27,840,061	63,239
Grand Canyon Education, Inc.2	690,400	62,702
Maisons du Monde SA3	1,412,414	62,096
Moncler SpA3	2,120,000	61,176
Estácio Participações SA, ordinary nominative	5,925,000	57,975
Cie. Plastic Omnium SA3	1,295,995	55,409
Tailored Brands, Inc.1	3,741,000	54,020
KB Home	2,117,000	51,062

SMALLCAP World Fund — Page 1 of 16

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Vail Resorts, Inc.	220,374	$50,272
Brunello Cucinelli SpA3	1,608,281	49,924
Ladbrokes Coral Group PLC3	29,522,600	48,304
Hyundai Wia Corp.3	845,073	48,166
Newell Brands Inc.	1,115,212	47,586
Tele Columbus AG2,3	4,429,000	46,853
BCA Marketplace PLC3	15,793,000	46,452
Page Industries Ltd.3	162,500	45,906
ElringKlinger AG3	2,436,200	45,405
Spin Master Corp., subordinate voting shares2	1,159,000	44,753
Eros International PLC, Class A2	2,899,138	41,458
Eros International PLC, Class A2,5	216,500	3,096
Ollie’s Bargain Outlet Holdings, Inc.2	915,000	42,456
At Home Group Inc.2	1,830,940	41,819
Ocado Group PLC2,3	10,603,000	41,593
Stella International Holdings Ltd.3	21,971,000	38,342
Hostelworld Group PLC1,3	7,645,662	36,808
Chow Sang Sang Holdings International Ltd.3	15,940,000	36,514
Nifco Inc.3	591,600	36,224
Cyrela Brazil Realty SA, ordinary nominative	8,083,300	35,221
ServiceMaster Global Holdings, Inc.2	753,000	35,188
Greene King PLC3	4,696,350	34,397
Inchcape PLC3	2,951,460	34,135
Texas Roadhouse, Inc.	637,440	31,324
Six Flags Entertainment Corp.	500,000	30,470
Cavco Industries, Inc.2	204,000	30,100
Kyoritsu Maintenance Co., Ltd.3	975,400	29,144
CVC Brasil Operadora e Agência de Viagens SA, ordinary nominative	2,250,000	29,092
Penske Automotive Group, Inc.	600,000	28,542
M.D.C. Holdings, Inc.	829,500	27,548
Greggs PLC3	1,647,800	27,535
Cox & Kings Ltd.3	6,500,000	27,524
CalAtlantic Group, Inc.	750,800	27,502
World Wrestling Entertainment, Inc., Class A	1,140,000	26,847
boohoo.com PLC2,3	9,233,250	26,172
Daily Mail and General Trust PLC, Class A, nonvoting3	2,971,000	25,820
TAKKT AG3	1,122,278	25,740
Ctrip.com International, Ltd. (ADR)2	464,000	24,471
Zhongsheng Group Holdings Ltd.3	11,153,500	24,339
Century Communities, Inc.2	911,000	22,502
Lands’ End, Inc.1,2	1,654,000	21,833
SeaWorld Entertainment, Inc.	1,649,326	21,425
Capella Education Co.	300,000	21,045
Elang Mahkota Teknologi Tbk PT3	30,268,700	20,900
Fairfax Media Ltd.3	27,980,000	20,811
Lennar Corp., Class A	394,000	20,803
POLYTEC Holding AG, non-registered shares3	834,369	19,793
D.R. Horton, Inc.	490,000	19,566
Melco Resorts & Entertainment Ltd. (ADR)	800,000	19,296
Dalata Hotel Group PLC2,3	2,929,000	19,143
Wowprime Corp.3	3,597,000	19,073
L’Occitane International SA3	8,562,051	18,630
HUGO BOSS AG3	195,848	17,262
Lithia Motors, Inc., Class A	143,000	17,204
I.T Limited3	27,638,000	14,887

SMALLCAP World Fund — Page 2 of 16

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Matahari Department Store Tbk PT3	21,463,500	$14,816
Mulberry Group PLC3	954,000	13,997
Minor International PCL, nonvoting depositary receipt3	11,350,000	13,865
Hathway Cable and Datacom Ltd.2,3	29,276,000	13,768
Valeo SA, non-registered shares3	183,000	13,599
Toll Brothers, Inc.	300,000	12,441
Chipotle Mexican Grill, Inc.2	39,890	12,279
Nokian Renkaat Oyj3	270,000	12,016
PT Surya Citra Media Tbk3	73,600,000	11,976
Eclat Textile Co., Ltd.3	939,840	11,449
DO & CO AG, non-registered shares3	205,755	10,112
Talwalkars Better Value Fitness Ltd.1,3	2,389,000	9,906
Samsonite International SA3	2,175,000	9,333
DineEquity, Inc.	216,200	9,292
Central European Media Enterprises Ltd., Class A2	2,220,000	8,991
American Axle & Manufacturing Holdings, Inc.2	505,000	8,878
BNN Technology PLC1,2,3,6	19,007,000	8,558
Tiffany & Co.	90,000	8,260
William Hill PLC3	2,253,000	7,620
Kongsberg Automotive ASA2,3	4,550,000	5,353
Elior Group SA3	182,942	4,841
Telepizza Group, SA, non-registered shares2,3	571,000	3,280
China Zenix Auto International Ltd. (ADR)2	2,152,000	2,948
Tarena International, Inc., Class A (ADR)	166,547	2,423
Zinc Media Group PLC2,3	343,900	4
		6,623,823
Information technology 14.16%
AAC Technologies Holdings Inc.3	17,190,500	290,360
Qorvo, Inc.2	3,884,370	274,547
Paycom Software, Inc.1,2	3,126,716	234,379
RingCentral, Inc., Class A2	4,979,000	207,873
Vanguard International Semiconductor Corp.1,3	83,546,386	144,219
WIN Semiconductors Corp.1,3	20,743,009	133,421
ZPG PLC1,3	26,498,395	128,440
Square, Inc., Class A2	4,212,830	121,372
Inphi Corp.1,2	2,970,199	117,887
VTech Holdings Ltd.3	7,858,500	114,763
Versum Materials, Inc.	2,950,690	114,546
Zebra Technologies Corp., Class A2	1,019,300	110,676
Quotient Technology Inc.1,2	6,711,613	105,037
Acacia Communications, Inc.1,2	2,179,910	102,674
Halma PLC3	6,749,967	101,316
EPAM Systems, Inc.2	1,070,994	94,173
Talend SA (ADR)1,2	2,164,055	88,596
MINDBODY, Inc., Class A2	3,400,000	87,890
Alarm.Com Holdings, Inc.2	1,910,000	86,294
Callidus Software Inc. (USA)1,2	3,420,000	84,303
Globant SA1,2	1,969,510	78,918
eMemory Technology Inc.1,3	6,146,000	78,878
DeNA Co., Ltd.3	3,453,010	77,454
Wix.com Ltd.2	1,036,000	74,437
Lumentum Holdings Inc.2	1,352,100	73,487
Sunny Optical Technology (Group) Co., Ltd.3	4,234,000	67,941
Topcon Corp.3	3,731,510	65,814

SMALLCAP World Fund — Page 3 of 16

Common stocks Information technology (continued)	Shares	Value (000)
RIB Software SE1,3	2,980,173	$63,225
Coupa Software Inc.2	2,002,112	62,366
MercadoLibre, Inc.	238,100	61,651
Mellanox Technologies, Ltd.2	1,293,000	60,965
SUNeVision Holdings Ltd.3	89,854,000	60,797
Cloudera, Inc.2,4	3,574,900	59,415
Hamamatsu Photonics KK3	1,916,930	57,946
ON Semiconductor Corp.2	3,037,562	56,104
CDW Corp.	850,000	56,100
ASM Pacific Technology Ltd.3	3,720,000	53,788
Nemetschek SE3	661,300	53,785
Moneysupermarket.com Group PLC3	12,483,000	53,212
TravelSky Technology Ltd., Class H3	19,960,000	52,052
Yandex NV, Class A2	1,530,000	50,414
Mitel Networks Corp.1,2	5,934,900	49,794
Douzone Bizon Co., Ltd.1,3	1,755,000	47,845
MACOM Technology Solutions Holdings, Inc.2	1,050,000	46,841
Finisar Corp.2	2,078,000	46,069
Dolby Laboratories, Inc., Class A	800,000	46,016
Cognex Corp.	400,000	44,112
Takeaway.com NV2,3	1,000,000	43,976
Silicon Laboratories Inc.2	534,000	42,667
Siltronic AG2,3	338,000	41,946
Viavi Solutions Inc.2	4,303,000	40,706
Autodesk, Inc.2	360,000	40,414
OBIC Co., Ltd.3	632,500	39,833
Cypress Semiconductor Corp.	2,200,000	33,044
Trimble Inc.2	840,000	32,970
AIXTRON SE2,3	2,434,518	32,773
II-VI, Inc.2	796,300	32,768
Cray Inc.2	1,632,827	31,758
InterXion Holding NV, non-registered shares2	600,000	30,558
Alteryx, Inc., Class A2	1,444,433	29,423
58.com Inc., Class A (ADR)2	465,000	29,360
TEMENOS Group AG (Switzerland)3	270,000	27,587
Datalex PLC1,3	6,106,000	26,926
CoStar Group, Inc.2	100,000	26,825
MagnaChip Semiconductor Corp.1,2	2,355,000	26,729
Gogo Inc.2	2,220,000	26,218
Kakaku.com, Inc.3	2,037,400	25,974
Semtech Corp.2	620,000	23,281
Zillow Group, Inc., Class C, nonvoting2	525,000	21,110
Infinera Corp.2	2,279,000	20,215
istyle Inc.3	3,246,400	20,120
YY Inc., Class A (ADR)2	179,000	15,534
GoldMoney Inc.1,2	3,531,100	13,414
Veeco Instruments Inc.2	600,000	12,840
BlackLine, Inc.2	350,000	11,942
Ultimate Software Group, Inc.2	55,700	10,561
Ellie Mae, Inc.2	125,000	10,266
Tobii AB2,3	1,699,500	10,241
Matrimony.com Ltd.2,3,5	764,400	8,838
TOTVS SA, ordinary nominative	775,000	7,659
Sonus Networks, Inc.2	984,956	7,535
Alten SA, non-registered shares3	77,500	7,004

SMALLCAP World Fund — Page 4 of 16

Common stocks Information technology (continued)	Shares	Value (000)
iEnergizer Ltd.2,3	7,650,500	$5,126
Xurpas Inc.3	41,778,000	4,890
Syntel, Inc.	248,043	4,874
EVERTEC, Inc.	220,612	3,497
Criteo SA (ADR)2	28,831	1,196
		5,224,790
Health care 13.94%
Bluebird Bio, Inc.2	2,106,520	289,331
Molina Healthcare, Inc.1,2	4,069,005	279,785
Insulet Corp.1,2	3,734,000	205,669
GW Pharmaceuticals PLC (ADR)1,2	1,891,400	191,958
Centene Corp.2	1,459,439	141,230
Intuitive Surgical, Inc.2	135,000	141,194
WuXi Biologics (Cayman) Inc.2,3	26,901,000	136,137
Incyte Corp.2	1,088,122	127,027
Fleury SA, ordinary nominative	12,515,000	116,451
Vitrolife AB1,3	1,363,579	110,898
China Biologic Products Holdings, Inc.2	1,085,500	100,159
Dechra Pharmaceuticals PLC3	3,502,388	95,787
CONMED Corp.1	1,823,000	95,653
NuVasive, Inc.2	1,717,077	95,229
Glaukos Corp.1,2	2,740,000	90,420
Fisher & Paykel Healthcare Corp. Ltd.3	9,693,000	89,540
Cotiviti Holdings, Inc.2	2,478,101	89,162
athenahealth, Inc.2	715,000	88,917
WellCare Health Plans, Inc.2	513,000	88,103
Genomma Lab Internacional, SAB de CV, Series B1,2	67,483,000	86,642
Prothena Corp. PLC2	1,323,114	85,698
iRhythm Technologies, Inc.1,2	1,591,200	82,551
EXACT Sciences Corp.2	1,750,000	82,460
Integra LifeSciences Holdings Corp.2	1,633,148	82,441
Galapagos NV2,3	803,989	81,823
Sysmex Corp.3	1,204,758	76,906
Illumina, Inc.2	335,200	66,772
Osstem Implant Co., Ltd.1,2,3	1,078,621	65,913
Lifco AB, Class B3	1,916,699	62,520
Flexion Therapeutics, Inc.1,2	2,538,000	61,369
Teleflex Inc.	251,760	60,918
Kite Pharma, Inc.2	325,000	58,438
Wright Medical Group NV2	2,212,857	57,247
Adaptimmune Therapeutics PLC (ADR)1,2	6,792,700	55,632
Ultragenyx Pharmaceutical Inc.2	1,023,970	54,537
Natera, Inc.1,2	4,222,609	54,429
Nakanishi Inc.3	1,201,700	54,370
Galenica AG2,3	1,138,269	54,023
BioMarin Pharmaceutical Inc.2	531,500	49,467
Sartorius AG, non-registered shares, nonvoting preferred3	517,372	49,457
Juno Therapeutics, Inc.2	1,080,000	48,449
Sawai Pharmaceutical Co., Ltd.3	845,900	48,055
Hikma Pharmaceuticals PLC3	2,841,100	46,142
CryoLife, Inc.1,2	1,993,149	45,244
Brookdale Senior Living Inc.2	4,210,000	44,626
Agios Pharmaceuticals, Inc.2	663,000	44,255
Pacific Biosciences of California, Inc.1,2	8,128,077	42,672

SMALLCAP World Fund — Page 5 of 16

Common stocks Health care (continued)	Shares	Value (000)
Editas Medicine, Inc.2	1,770,000	$42,498
Neurocrine Biosciences, Inc.2	688,000	42,161
CellaVision AB, non-registered shares1,3	1,908,123	40,707
ACADIA Pharmaceuticals Inc.2	1,023,000	38,536
Capio AB3	6,542,608	38,348
Hologic, Inc.2	1,035,600	37,996
Eurofins Scientific SE, non-registered shares3	59,500	37,602
Genmab A/S2,3	165,000	36,471
NuCana PLC (ADR)1,2	1,932,728	35,504
Hypermarcas SA, ordinary nominative	3,126,077	31,782
Spark Therapeutics, Inc.2	346,020	30,851
QIAGEN NV3	932,871	29,375
Divi’s Laboratories Ltd.3	2,124,952	27,855
Teladoc, Inc.2	825,000	27,349
Ambu AS, Class B, non-registered shares3	341,000	26,519
Abcam PLC3	1,900,000	25,972
Alkem Laboratories Ltd.3	905,000	25,504
Gerresheimer AG, non-registered shares3	310,000	24,032
Penumbra, Inc.2	265,244	23,952
Seres Therapeutics, Inc.2	1,446,315	23,199
Virtus Health Ltd.1,3	5,223,000	22,875
Krka, dd, Novo mesto3	335,262	21,880
Grifols, SA, Class B (ADR)	616,400	13,493
Grifols, SA, Class A, non-registered shares3	270,000	7,866
Ironwood Pharmaceuticals, Inc., Class A2	1,330,000	20,974
Monash IVF Group Ltd.1,3	18,820,000	20,445
Acerta Pharma BV2,3,4,6	195,556,815	19,751
Diplomat Pharmacy, Inc.2	872,100	18,061
Alnylam Pharmaceuticals, Inc.2	137,700	16,178
Neovasc Inc.1,2	6,294,667	10,645
NantKwest, Inc.2	1,887,290	10,342
Viralytics Ltd.1,2,3	14,000,000	8,875
Mesoblast Ltd.2,3	7,769,497	8,343
Mesoblast Ltd. (ADR)2	80,000	438
Mitra Keluarga Karyasehat Tbk PT3	52,500,000	7,915
Intercept Pharmaceuticals, Inc.2	132,137	7,669
Xenon Pharmaceuticals Inc.1,2	1,429,000	4,216
		5,141,885
Industrials 11.52%
Loomis AB, Class B3	3,698,042	146,981
Kirby Corp.2	2,145,000	141,463
NIBE Industrier AB, Class B3	13,234,285	133,445
MonotaRO Co., Ltd.3	4,374,300	117,381
Bravida Holding AB1,3	15,730,395	115,259
IMCD NV3	1,740,000	106,795
IDEX Corp.	875,000	106,286
Kratos Defense & Security Solutions, Inc.1,2	8,087,000	105,778
King Slide Works Co., Ltd.1,3	7,623,765	103,930
Wizz Air Holdings PLC2,3	2,577,300	98,814
Nihon M&A Center Inc.3	1,940,300	95,153
TechnoPro Holdings, Inc.1,3	1,969,000	93,290
Continental Building Products, Inc.1,2	3,330,700	86,598
BELIMO Holding AG3	21,333	85,461
Rexnord Corp.2	3,225,000	81,947

SMALLCAP World Fund — Page 6 of 16

Common stocks Industrials (continued)	Shares	Value (000)
Oshkosh Corp.	960,000	$79,238
NORMA Group SE, non-registered shares3	1,194,339	78,572
Aalberts Industries NV, non-registered shares3	1,602,000	77,460
Johnson Electric Holdings Ltd.3	19,498,875	74,539
Nabtesco Corp.3	1,964,000	73,059
ABM Industries Inc.	1,716,400	71,591
Havells India Ltd.3	9,457,266	70,071
Clean Harbors, Inc.2	1,234,500	69,996
Grafton Group PLC, units3	6,031,000	67,170
ITT Inc.	1,460,000	64,634
Air Lease Corp., Class A	1,493,000	63,632
Masco Corp.	1,625,000	63,391
Welbilt Inc.2	2,724,900	62,809
Landstar System, Inc.	591,000	58,893
Waste Connections, Inc.	840,000	58,766
Graco Inc.	458,000	56,650
Watsco, Inc.	350,000	56,374
Elementia, SAB de CV2	40,600,000	53,375
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares3	2,198,888	52,885
Grupo Aeroportuario del Pacífico SAB de CV	5,094,455	52,148
Rockwool International A/S, Class B3	188,600	51,230
TransDigm Group Inc.	190,000	48,573
Generac Holdings Inc.2	1,019,500	46,826
Rheinmetall AG3	411,000	46,339
XP Power Ltd.1,3	1,237,207	46,028
Tsubaki Nakashima Co., Ltd.1,3	2,118,800	44,644
Aeroflot - Russian Airlines PJSC3	13,368,000	42,722
Stabilus SA, non-registered shares3	470,657	42,716
Allegiant Travel Co.	317,489	41,813
American Airlines Group Inc.	872,000	41,411
Grupo Aeroportuario del Centro Norte, SAB de CV, Series B	7,234,000	40,079
R.R. Donnelley & Sons Co.1	3,890,358	40,071
Boyd Group Income Fund	530,200	38,957
Spirit Airlines, Inc.2	1,082,000	36,150
Barrett Business Services, Inc.1	580,000	32,787
Kingspan Group PLC3	724,000	30,790
AKR Corporindo Tbk PT3	54,603,300	28,845
Unique Engineering and Construction PCL3	51,351,000	28,522
Harmonic Drive Systems Inc.3	529,100	27,351
BWX Technologies, Inc.	487,233	27,295
Flughafen Zürich AG3	119,000	26,928
Coor Service Management Holding AB3	3,722,729	26,527
LT Group, Inc.3	76,014,300	26,301
Spirax-Sarco Engineering PLC3	351,000	25,989
USG Corp.2	689,912	22,526
Kornit Digital Ltd.2	1,400,000	21,420
Carborundum Universal Ltd.3	4,365,000	21,283
Alliance Global Group, Inc.2,3	66,295,000	20,932
BBA Aviation PLC3	5,195,000	20,777
Amara Raja Batteries Ltd.3	1,879,756	20,409
Bossard Holding AG3	85,062	19,706
Geberit AG3	41,000	19,396
KEYW Holding Corp.1,2	2,536,400	19,302
GIMA TT SpA2,3	1,200,000	17,728
Embraer SA, ordinary nominative	3,085,000	17,426

SMALLCAP World Fund — Page 7 of 16

Common stocks Industrials (continued)	Shares	Value (000)
Teleperformance SE3	116,247	$17,355
Proto Labs, Inc.2	212,000	17,024
PayPoint PLC3	1,220,000	15,604
Gujarat Pipavav Port Ltd.3	7,189,000	14,732
va-Q-tec AG2,3	542,000	14,589
J. Kumar Infraprojects Ltd.1,3	4,450,500	13,953
Chart Industries, Inc.2	350,000	13,730
BMC Stock Holdings, Inc.2	579,222	12,366
Briggs & Stratton Corp.	500,000	11,750
Takeuchi Mfg. Co., Ltd.3	514,694	10,782
International Container Terminal Services, Inc.3	5,250,000	10,761
Talgo SA, non-registered shares3	1,910,000	10,644
Sweco AB, Class B, non-registered shares3	425,000	10,412
Troax Group AB3	275,000	9,859
Intrum Justitia AB3	245,000	8,682
Indutrade AB3	310,000	8,196
COSCO SHIPPING International (Hong Kong) Co., Ltd.3	18,658,000	7,922
Douglas Dynamics, Inc.	185,000	7,289
		4,249,283
Financials 11.37%
Kotak Mahindra Bank Ltd.3	18,292,040	281,043
Essent Group Ltd.1,2	5,825,535	235,934
Bajaj Finance Ltd.3	6,087,160	171,881
Validus Holdings, Ltd.	3,228,000	158,850
Radian Group Inc.	7,194,161	134,459
VZ Holding AG3	390,411	124,575
SVB Financial Group2	652,500	122,076
MarketAxess Holdings Inc.	660,000	121,777
Texas Capital Bancshares, Inc.2	1,414,817	121,391
Grupo Supervielle SA, Class B (ADR)	4,912,000	121,277
First Republic Bank	1,141,825	119,275
Webster Financial Corp.	2,156,900	113,345
Financial Engines, Inc.	3,137,000	109,011
CenterState Bank Corp.1	3,748,399	100,457
Great Western Bancorp, Inc.	2,074,703	85,644
Third Point Reinsurance Ltd.2	5,325,506	83,078
Capitec Bank Holdings Ltd.3	1,291,983	82,006
GT Capital Holdings, Inc.3	3,485,200	79,692
Indiabulls Housing Finance Ltd.3	4,238,596	78,468
Umpqua Holdings Corp.	3,785,500	73,855
Close Brothers Group PLC3	3,630,476	71,814
Chemical Financial Corp.	1,332,450	69,634
WisdomTree Investments, Inc.	6,800,000	69,224
GRUH Finance Ltd.3	8,560,000	64,593
Trupanion, Inc.1,2	2,380,800	62,877
IRB Brasil Resseguros SA2	6,306,900	60,238
MGIC Investment Corp.2	4,766,039	59,718
EFG International AG3	6,785,929	58,772
Avanza Bank Holding AB3	1,392,768	58,358
Metro Bank PLC2,3	1,259,528	57,049
PacWest Bancorp	1,124,491	56,798
FCB Financial Holdings, Inc., Class A2	1,172,000	56,608
City Union Bank Ltd.3	21,957,338	54,573
Deutsche Pfandbriefbank AG, non-registered shares3	3,330,068	49,827

SMALLCAP World Fund — Page 8 of 16

Common stocks Financials (continued)	Shares	Value (000)
First Hawaiian, Inc.	1,641,087	$49,709
M&A Capital Partners Co., Ltd.1,2,3	937,100	46,735
Janus Henderson Group PLC	1,200,041	41,809
Redwood Trust, Inc.	2,562,000	41,735
Cathay General Bancorp, Inc.	1,000,000	40,200
BSE Ltd.3	2,673,430	40,006
The Bank of N.T. Butterfield & Son Ltd.	1,040,000	38,106
Waddell & Reed Financial, Inc., class A	1,850,000	37,129
Legg Mason Partners Equity Fund	915,285	35,980
Boston Private Financial Holdings, Inc.	1,978,177	32,739
NMI Holdings, Inc.2	2,553,127	31,659
Moelis & Co., Class A	719,000	30,953
Mercury General Corp.	500,000	28,345
RenaissanceRe Holdings Ltd.	205,000	27,704
KKR Real Estate Finance Trust Inc. REIT	1,250,000	26,300
Eurobank Ergasias SA2,3	29,592,819	26,164
Bharat Financial Inclusion Ltd.2,3	1,662,000	24,239
Onex Corp.	300,000	23,151
Artisan Partners Asset Management Inc., Class A	705,000	22,983
Numis Corp. PLC1,3	5,663,282	21,307
Signature Bank2	157,800	20,205
Greenhill & Co., Inc.	1,169,700	19,417
Moscow Exchange MICEX-RTS PJSC3	9,271,525	18,604
ICRA Ltd.3	291,264	17,811
Inversiones La Construcción SA	1,025,000	16,215
Permanent TSB Group Holdings PLC2,3	6,457,000	14,122
Clifton Bancorp Inc.	816,606	13,654
Bank of Ireland Group PLC2,3	1,515,227	12,412
HarborOne Bancorp, Inc.2	500,000	9,405
Habib Bank Ltd.3	5,000,000	8,579
National Bank of Pakistan3	18,295,000	8,531
		4,194,085
Consumer staples 5.81%
Emmi AG1,3	289,300	189,576
Raia Drogasil SA, ordinary nominative	7,527,574	178,257
Lion Corp.3	7,637,000	139,930
Pinnacle Foods Inc.	2,389,050	136,582
Morinaga & Co., Ltd.3	2,390,600	132,934
Ariake Japan Co., Ltd.3	1,607,000	115,642
COSMOS Pharmaceutical Corp.3	502,700	112,144
Greencore Group PLC3	31,907,987	83,967
Milbon Co., Ltd.1,3	1,324,300	80,418
Dis-Chem Pharmacies Ltd.3	34,627,650	71,983
Refresco Group NV3	3,519,045	70,836
Glanbia PLC3	3,503,200	66,045
Sugi Holdings Co., Ltd.3	1,042,000	55,312
a2 Milk Co. Ltd.2,3	11,975,000	55,098
Varun Beverages Ltd.3	6,884,988	53,900
Treasury Wine Estates Ltd.3	4,840,000	52,166
CCL Products (India) Ltd.1,3	10,642,173	50,208
Simply Good Foods Co., Class A1,2	4,017,095	47,040
Davide Campari-Milano SpA3	5,800,000	42,124
Century Pacific Food, Inc.3	113,738,000	37,837
BWX Ltd.1,3	7,708,000	35,453

SMALLCAP World Fund — Page 9 of 16

Common stocks Consumer staples (continued)	Shares	Value (000)
CLIO Cosmetics Co., Ltd.1,3	1,166,900	$33,487
Kernel Holding SA3	1,642,578	25,034
Philip Morris CR as3	32,000	24,104
Puregold Price Club, Inc.3	23,349,300	23,972
Avenue Supermarts Ltd.2,3	1,337,800	22,161
Stock Spirits Group PLC3	6,404,674	20,654
KWS Saat SE, non-registered shares3	46,500	20,354
Coca-Cola Icecek AS, Class C3	1,903,000	19,917
Emperador Inc.3	135,870,000	19,364
Herbalife Ltd.2	275,000	18,653
BGFretail Co., Ltd.3	238,000	17,254
Hyundai Department Store Co., Ltd.3	186,000	14,361
Del Monte Pacific Ltd.3	62,850,314	13,453
PriceSmart, Inc.	130,000	11,603
Lenta Ltd. (GDR)2,3	1,222,000	7,558
Lenta Ltd. (GDR)2,3,5	530,900	3,283
Delfi Ltd.3	9,182,500	10,273
R.E.A. Holdings PLC1,2,3	2,162,000	9,198
Sprouts Farmers Market, Inc.2	410,600	7,707
Nomad Foods Ltd.2	500,000	7,285
Prataap Snacks Ltd.2,3,5	266,535	4,583
		2,141,710
Materials 4.53%
Dalmia Bharat Ltd.3	2,815,519	111,137
Lundin Mining Corp.	14,501,000	99,482
Supreme Industries Ltd.3	5,794,009	97,801
James Hardie Industries PLC (CDI)3	6,855,000	95,701
Outokumpu Oy, Class A (Finland)3	8,170,000	84,878
Sirius Minerals PLC1,2,3	247,367,560	84,460
Platform Specialty Products Corp.2	6,690,510	74,599
Scapa Group PLC1,3	12,183,326	72,168
Stella-Jones Inc.	1,776,500	68,369
Chr. Hansen Holding A/S3	749,000	64,239
Boral Ltd.3	9,965,000	53,161
PolyOne Corp.	1,323,600	52,984
Clearwater Paper Corp.1,2	990,000	48,757
CCL Industries Inc., Class B, nonvoting	1,000,000	48,391
Buzzi Unicem SPA3	1,603,058	43,329
Mayr-Melnhof Karton AG, non-registered shares3	292,300	41,944
HudBay Minerals Inc.	5,568,237	41,279
Victrex PLC3	1,090,000	34,635
Huntsman Corp.	1,245,000	34,138
Kenmare Resources PLC1,2,3	7,124,863	31,244
SK Kaken Co., Ltd.3	335,000	27,330
United States Steel Corp.	967,470	24,825
KOLON Industries, Inc.3	382,500	23,695
Arkema SA3	182,500	22,363
Ingevity Corp.2	340,000	21,240
Croda International PLC3	407,448	20,711
Huhtamäki Oyj3	488,000	19,709
OCI NV2,3	804,000	18,845
CPMC Holdings Ltd.3	31,700,000	18,661
Essentra PLC3	2,409,000	17,837
Symrise AG3	227,500	17,288

SMALLCAP World Fund — Page 10 of 16

Common stocks Materials (continued)	Shares	Value (000)
LANXESS AG3	213,040	$16,818
Mountain Province Diamonds Inc.2	4,964,264	16,153
Royal Gold, Inc.	180,000	15,487
Steel Dynamics, Inc.	443,700	15,294
HEXPOL AB, Class B3	1,395,000	14,703
Hummingbird Resources PLC1,2,3	27,459,300	13,109
Indorama Ventures PCL, foreign registered3	10,114,000	12,815
Wacker Chemie AG3	73,500	10,542
Danakali Ltd.1,2,3	16,700,000	9,067
Bacanora Minerals Ltd.1,2,3	8,573,925	8,904
S H Kelkar and Co. Ltd.3	1,920,883	7,403
Kennady Diamonds Inc.1,2	2,557,952	6,048
Nampak Ltd.3	3,956,000	5,150
Dalradian Resources Inc.2	3,000,000	3,222
Rusoro Mining Ltd.2	21,437,000	2,062
		1,671,977
Energy 3.74%
Centennial Resource Development, Inc., Class A2,5	6,795,088	122,108
Centennial Resource Development, Inc., Class A2,3,5	550,000	9,389
Centennial Resource Development, Inc., Class A2	262,782	4,722
Diamondback Energy, Inc.2	947,000	92,768
Whitecap Resources Inc.	11,535,454	89,677
U.S. Silica Holdings, Inc.	2,822,071	87,682
Peyto Exploration & Development Corp.	4,953,836	80,992
Petronet LNG Ltd.3	20,920,000	74,198
Seven Generations Energy Ltd., Class A2	4,675,000	73,961
Kosmos Energy Ltd.2	9,253,000	73,654
SM Energy Co.	3,539,000	62,782
Extraction Oil & Gas, Inc.2	3,663,000	56,374
WorleyParsons Ltd.2,3	4,361,974	46,374
Parsley Energy, Inc., Class A2	1,707,200	44,968
Aegis Logistics Ltd.3	11,779,223	42,561
Tullow Oil PLC2,3	15,981,173	39,862
Concho Resources Inc.2	279,500	36,816
Pilipinas Shell Petroleum Corp.3	25,893,660	34,663
Hurricane Energy PLC2,3	68,881,650	30,288
Keyera Corp.	952,400	29,112
Tidewater Midstream and Infrastructure Ltd.1	24,334,000	27,693
Source Energy Services Ltd.1,2	3,438,235	25,213
Tallgrass Energy GP, LP, Class A	809,900	22,880
Ophir Energy PLC2,3	20,517,000	19,933
Venture Global LNG, Inc., Series C2,3,4,5,6	4,240	15,128
Golar LNG Ltd.	628,092	14,201
PDC Energy, Inc.2	248,000	12,159
Laredo Petroleum, Inc.2	920,000	11,896
Pason Systems Inc.	772,000	11,619
Independence Contract Drilling, Inc.1,2	2,955,645	11,231
Lekoil Ltd. (CDI)1,2,3	42,922,391	9,919
San Leon Energy PLC1,2,3	32,348,000	8,940
Carrizo Oil & Gas, Inc.2	513,032	8,788
Tourmaline Oil Corp.2	410,000	8,336
Savannah Petroleum PLC1,2,3,6	17,844,000	8,279
Amerisur Resources PLC2,3	25,204,200	7,009
RSP Permian, Inc.2	188,900	6,534

SMALLCAP World Fund — Page 11 of 16

Common stocks Energy (continued)	Shares	Value (000)
Gulf Keystone Petroleum Ltd.2,3	4,870,000	$6,266
Gulf Keystone Petroleum Ltd.2,3,5	157,150	202
Africa Oil Corp. (SEK denominated)2,3	2,683,000	3,658
BNK Petroleum Inc.1,2	12,804,914	3,130
Providence Resources PLC1,2,3	35,235,000	2,655
Denbury Resources Inc.2	669,000	897
African Petroleum Corp. Ltd.2,3	976,506	185
		1,379,702
Real estate 1.47%
MGM Growth Properties LLC REIT, Class A1	4,148,087	125,314
WHA Corp. PCL1,3	1,145,170,900	122,347
Purplebricks Group PLC1,2,3	21,151,800	109,841
OUTFRONT Media Inc. REIT	1,545,153	38,907
Gaming and Leisure Properties, Inc. REIT	800,000	29,512
Inmobiliaria Colonial Socimi SA3	2,808,000	27,886
Taubman Centers, Inc. REIT	430,000	21,371
Mahindra Lifespace Developers Ltd.1,3	2,696,725	19,140
Fibra Uno Administración, SA de CV REIT	8,860,744	14,948
Land and Houses PCL, foreign registered3	28,572,854	8,494
Land and Houses PCL, nonvoting depository receipt3	13,205,087	3,925
K. Wah International Holdings Ltd.3	12,612,847	7,603
Soundwill Holdings Ltd.3	3,413,500	7,602
Morguard Corp.	23,400	3,450
		540,340
Utilities 0.85%
ENN Energy Holdings Ltd.3	12,061,000	87,686
REN - Redes Energéticas Nacionais, SGPS, SA, non-registered shares3	18,189,835	59,215
Pampa Energía SA (ADR)2	862,400	56,142
Banpu Power PCL, foreign registered3	56,975,338	45,426
CT Environmental Group Ltd.3	181,026,000	26,003
Northland Power Inc.	1,100,000	20,418
Energy World Corp. Ltd.2,3	50,606,000	15,507
Mytrah Energy Ltd.1,2,3	10,418,000	4,156
		314,553
Telecommunication services 0.74%
Iridium Communications Inc.1,2	7,206,088	74,223
Play Communications SA, non-registered shares2,3	5,517,000	56,052
HKBN Ltd.3	36,225,500	37,842
Indosat Tbk PT3	68,968,300	31,992
Zegona Communications PLC1,3	12,305,654	27,715
Cogent Communications Holdings, Inc.	565,000	27,628
TalkTalk Telecom Group PLC3	6,251,000	17,562
		273,014
Miscellaneous 4.88%
Other common stocks in initial period of acquisition		1,801,798
Total common stocks (cost: $22,482,258,000)		33,556,960

SMALLCAP World Fund — Page 12 of 16

Preferred securities 0.00% Consumer staples 0.00%	Shares	Value (000)
R.E.A. Holdings PLC 9.00%1	96,000	$135
Total preferred securities (cost: $185,000)		135
Rights & warrants 0.01% Consumer discretionary 0.01%
Central European Media Enterprises Ltd., warrants, expire 20182,3	751,800	2,300
Real estate 0.00%
WHA Corp. PCL, warrants, expire 20201,2	6,909,830	1,958
Information technology 0.00%
Foursquare Labs, Inc., warrants, expire 20332,3,4,6	1,163,990	964
Total rights & warrants (cost: $927,000)		5,222
Convertible stocks 0.31% Information technology 0.18%
DocuSign, Inc., Series E, convertible preferred3,4,6	1,236,304	31,229
DocuSign, Inc., Series B, convertible preferred3,4,6	66,593	1,682
DocuSign, Inc., Series D, convertible preferred3,4,6	47,810	1,208
DocuSign, Inc., Series B1, convertible preferred3,4,6	19,947	504
Domo, Inc., Series D-2, convertible preferred3,4,6	2,965,036	25,000
Foursquare Labs, Inc., Series D, convertible preferred3,4,6	1,551,988	6,225
		65,848
Health care 0.11%
Proteus Digital Health, Inc., Series G, convertible preferred3,4,6	3,044,139	42,435
Telecommunication services 0.02%
Iridium Communications Inc., Series A, convertible preferred1,5	60,000	6,874
Total convertible stocks (cost: $108,475,000)		115,157
Bonds, notes & other debt instruments 0.25% Corporate bonds & notes 0.17% Consumer discretionary 0.17%	Principal?amount (000)
Caesars Entertainment Operating Co. 10.00% 20187	$59,366	61,295
Total corporate bonds & notes		61,295
U.S. Treasury bonds & notes 0.08% U.S. Treasury 0.08%
U.S. Treasury 0.75% 20178	30,000	29,973
Total U.S. Treasury bonds & notes		29,973
Total bonds, notes & other debt instruments (cost: $79,464,000)		91,268

SMALLCAP World Fund — Page 13 of 16

Short-term securities 8.39%	Principal?amount (000)	Value (000)
American Honda Finance Corp. 1.22% due 12/18/2017	$80,000	$79,788
Bank of Montreal 1.30% due 11/8/2017	37,500	37,448
Bank of Nova Scotia 1.32% due 12/5/20175	75,000	74,826
Bank of Tokyo-Mitsubishi UFJ, Ltd. 1.40% due 10/31/2017	42,800	42,807
BMW U.S. Capital LLC 1.15% due 12/1/20175	18,500	18,463
BNP Paribas, New York Branch 1.34% due 11/17/2017	96,000	95,847
Caisse d’Amortissement de la Dette Sociale 1.27%–1.28% due 10/2/2017–10/25/20175	132,800	132,721
Canadian Imperial Bank of Commerce 1.20% due 10/26/20175	50,000	49,957
Coca-Cola Co. 1.26% due 1/18/20185	50,000	49,808
CPPIB Capital Inc. 1.16%–1.31% due 10/20/2017–1/2/20185	128,000	127,712
ExxonMobil Corp. 1.12% due 11/8/2017	50,000	49,939
Fairway Finance Corp. 1.30% due 11/8/20175	50,000	49,930
Federal Home Loan Bank 1.03%–1.09% due 10/6/2017–2/2/2018	362,400	361,839
Freddie Mac 1.02% due 10/17/2017	100,000	99,960
ING (U.S.) Funding LLC 1.27% due 11/10/2017	80,600	80,484
Kells Funding, LLC 1.29%–1.30% due 10/16/2017–10/23/20175	148,500	148,392
KfW 1.23% due 10/12/20175	114,500	114,452
Liberty Street Funding Corp. 1.25%–1.30% due 11/28/2017–12/7/20175	65,000	64,843
Mitsubishi UFJ Trust and Banking Corp. 1.36% due 1/5/20185	50,000	49,819
Mizuho Bank, Ltd. 1.27%–1.37% due 10/20/2017–2/16/20185	252,100	251,517
Nordea Bank AB 1.25%–1.41% due 10/27/2017–4/9/20185	194,800	194,198
Old Line Funding, LLC 1.21%–1.28% due 10/25/2017–11/14/20175	110,000	109,850
Procter & Gamble Co. 1.13% due 11/2/20175	50,000	49,948
Province of Alberta 1.15%–1.18% due 10/18/2017–11/20/20175	75,000	74,905
Rabobank Nederland NV 1.23% due 10/11/2017	35,000	35,000
Siemens Capital Co. LLC 1.20% due 12/27/20175	40,000	39,883
Société Générale 1.20% due 10/31/20175	15,200	15,184
Sumitomo Mitsui Banking Corp. 1.24%–1.30% due 11/9/2017–11/13/20175	183,200	182,931
Svenska Handelsbanken Inc. 1.26% due 11/28/20175	100,000	99,799
Toronto-Dominion Bank 1.27% due 10/6/20175	78,800	78,783
United Overseas Bank Limited 1.25% due 12/4/20175	100,000	99,770
Victory Receivables Corp. 1.32%–1.34% due 12/8/2017–12/26/20175	135,000	134,625
Total short-term securities (cost: $3,095,433,000)		3,095,428
Total investment securities 99.93% (cost: $25,766,742,000)		36,864,170
Other assets less liabilities 0.07%		25,022
Net assets 100.00%		$36,889,192

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

SMALLCAP World Fund — Page 14 of 16

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized (depreciation) appreciation at 9/30/2017 (000)
Purchases (000)	Sales (000)
USD14,676	GBP11,375	Bank of America, N.A.	10/5/2017	$(569)
USD26,214	CAD34,000	UBS AG	10/6/2017	(1,037)
USD26,133	ZAR345,000	Barclays Bank PLC	10/18/2017	731
USD25,994	GBP19,380	Goldman Sachs	10/18/2017	9
USD48,904	JPY5,303,225	JPMorgan Chase	10/19/2017	1,727
USD6,011	JPY669,165	UBS AG	10/23/2017	56
USD98,771	GBP76,514	Citibank	10/23/2017	(3,840)
USD13,671	GBP10,590	Barclays Bank PLC	10/24/2017	(532)
USD33,179	GBP24,400	Bank of America, N.A.	11/3/2017	446
USD47,107	INR3,049,338	Citibank	11/24/2017	738
				$(2,271)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Represents an affiliated company as defined under the Investment Company Act of 1940.
2	Security did not produce income during the last 12 months.
3	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,“ was $15,648,143,000, which represented 42.42% of the net assets of the fund. This amount includes $15,420,102,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
4	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
5	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,385,817,000, which represented 6.47% of the net assets of the fund.
6	Value determined using significant unobservable inputs.
7	Scheduled interest and/or principal payment was not received.
8	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,832,000, which represented .01% of the net assets of the fund.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Cloudera, Inc.	4/28/2017-9/28/2017	$60,402	$59,415.16%
Proteus Digital Health, Inc., Series G, convertible preferred	5/6/2014-7/23/2014	40,000	42,435.12
DocuSign, Inc., Series E, convertible preferred	2/28/2014	16,236	31,229.08
DocuSign, Inc., Series B, convertible preferred	2/28/2014	875	1,682.00
DocuSign, Inc., Series D, convertible preferred	2/28/2014	628	1,208.00
DocuSign, Inc., Series B1, convertible preferred	2/28/2014	262	504.00
Domo, Inc., Series D-2, convertible preferred	3/31/2015	25,000	25,000.07
Acerta Pharma BV	5/7/2015	11,250	19,751.05
Venture Global LNG, Inc., Series C	5/1/2015	12,720	15,128.04
Foursquare Labs, Inc., Series D, convertible preferred	12/3/2013	20,000	6,225.02
Foursquare Labs, Inc., warrants, expire 2033	12/3/2013	—	964.00
MakeMyTrip Ltd., non-registered shares	5/2/2017	3,312	2,645.01
Total private placement securities		$190,685	$206,186.55%

SMALLCAP World Fund — Page 15 of 16

Key to abbreviations and symbol
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
GBP = British pounds
GDR = Global Depositary Receipts
INR = Indian rupees
JPY = Japanese yen
SEK = Swedish kronor
USD/$ = U.S. dollars
ZAR = South African rand

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com. Fund shares offered through American Funds Distributors, Inc.

MFGEFPX-035-1117O-S60715	SMALLCAP World Fund — Page 16 of 16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the periods presented (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the investment portfolio as of September 30, 2017 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and investment portfolio are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and investment portfolio based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and investment portfolio are free of material misstatement. Our audit included consideration of internal control over financial reporting as it relates to the schedule as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting as it relates to the schedule. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and investment portfolio, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and investment portfolio in securities referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California

November 10, 2017

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2017

By /s/ Brian D. Bullard
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: November 30, 2017